Registration Nos: 33-12109

                                                                        811-5030

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [  X  ]

                    Pre-Effective Amendment No.                        [     ]
                    Post-Effective Amendment No.   32                  [  X  ]
                                                 --------


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [  X  ]

                    Amendment No.    33                                [  X  ]
                                  -------


                             LIBERTY FUNDS TRUST V

               (Exact Name of Registrant as Specified in Charter)

               One Financial Center, Boston, Massachusetts 02111

                    (Address of Principal Executive Offices)

                                 (617) 426-3750

              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:       Copy to:
-------------------------------------        -------

Jean S. Loewenberg, Esquire                  John M. Loder, Esquire
Liberty Funds Group                          Ropes & Gray
One Financial Center                         One International Place
Boston, Massachusetts  02111                 Boston, Massachusetts  02110-2624


It is proposed that this filing will become effective (check appropriate box):

[     ]             Immediately upon filing pursuant to paragraph (b).
[  X  ]             On June 1, 2002 pursuant to paragraph (b).
[     ]             60 days after filing pursuant to paragraph (a)(1).
[     ]             On (date) pursuant to paragraph (a)(1) of Rule 485.
[     ]             75 days after filing pursuant to paragraph (a)(2).
[     ]             On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                     May 29, 2002





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Liberty Funds Trust V -
           Liberty California Tax-Exempt Fund
           Liberty Connecticut Tax-Exempt Fund
           Liberty Massachusetts Tax-Exempt Fund
           Liberty New York Tax-Exempt Fund
           Liberty Ohio Tax-Exempt Fund
           Post-Effective Amendment No. 32 under the Securities Act of 1933 Post-Effective Amendment No. 33 under the Investment Company Act of 1940 (Registration Nos. 33-12109 and 811-5030)

Ladies and Gentlemen:

         I have reviewed the above-referenced post-effective amendment and believe that it does not contain any disclosures that would render it ineligible to become effective under paragraph (b) of Rule 485.

                                                     Very truly yours,

                                                     /s/ Kevin J. Ouellette

                                                     Kevin J. Ouellette

--------------------------------------------------------------------------------
LIBERTY STATE FUNDS                                     PROSPECTUS, JUNE 1, 2002
--------------------------------------------------------------------------------


- LIBERTY CALIFORNIA TAX-EXEMPT FUND

- LIBERTY CONNECTICUT TAX-EXEMPT FUND

- LIBERTY MASSACHUSETTS TAX-EXEMPT FUND

- LIBERTY NEW YORK TAX-EXEMPT FUND

- LIBERTY OHIO TAX-EXEMPT FUND


CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUNDS                               2
------------------------------------------
Investment Goal.........................2
Principal Investment Strategies.........2
Principal Investment Risks..............2
Each of the following sections discusses
Performance History and Your Expenses for
that Fund:
Liberty California Tax-Exempt Fund......5
Liberty Connecticut Tax-Exempt Fund.....7
Liberty Massachusetts Tax-Exempt Fund...9
Liberty New York Tax-Exempt Fund.......11
Liberty Ohio Tax-Exempt Fund...........13

YOUR ACCOUNT                           15
-----------------------------------------
How To Buy Shares......................15
Sales Charges..........................16
How to Exchange Shares.................20
How to Sell Shares.....................20
Fund Policy on Trading Fund Shares.....22
Distribution and Service Fees..........22
Other Information About Your Account...23

MANAGING THE FUNDS                     26
-----------------------------------------
Investment Advisor.....................26
Portfolio Managers.....................26

OTHER INVESTMENT
STRATEGIES AND RISKS                   27
-----------------------------------------

FINANCIAL HIGHLIGHTS                   30
-----------------------------------------
Liberty California Tax-Exempt Fund.....30
Liberty Connecticut Tax-Exempt Fund....32
Liberty Massachusetts Tax-Exempt Fund..34
Liberty New York Tax-Exempt Fund.......36
Liberty Ohio Tax-Exempt Fund...........38


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
Not FDIC   May Lose Value
Insured   ------------------
           No Bank Guarantee
----------------------------

--------------------------------------------------------------------------------
THE FUNDS                                                    LIBERTY STATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks as high a level of after-tax total return as is consistent with prudent risk.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each Fund seeks to achieve its investment goal by pursuing current income exempt from federal income tax and its state's personal income tax (if any) and by pursuing opportunities for long-term appreciation. Under normal market conditions, each Fund invests primarily in investment grade municipal bonds of its state, the interest on which is exempt from federal income tax and that state's personal income tax, other than any alternative minimum tax. Each Fund will invest at least 80% of its total assets in tax-exempt bonds except when investing for defensive purposes during times of adverse market conditions. In selecting municipal bonds for a Fund, the Fund's investment advisor primarily invests in "investment grade" securities rated in the four highest categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. (S&P), Moody's Investors Service, Inc. (Moody's), or other nationally recognized rating agencies and unrated securities that the advisor believes to be comparable in quality to investment grade securities.


Each Fund may also invest up to 25% of its total assets in lower-rated debt securities, which are rated below investment grade by Moody's or S&P, or comparable unrated securities.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or taxable, high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Funds from achieving their investment goal. You may lose money by investing in the Funds.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project





--------------------------------------------------------------------------------
UNDERSTANDING TAX-EXEMPT BONDS

TAX-EXEMPT BONDS are issued by state and local governments for various public purposes. The interest on tax-exempt bonds, typically, is not subject to federal and state income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from state and federal tax.
--------------------------------------------------------------------------------


                                                                            ----

THE FUNDS  LIBERTY STATE FUNDS



     or private company, rather than to the credit of the state or local government issuer of the bonds.


     Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Funds receive from them but will affect the value of the Funds' shares. Interest rate risk is generally greater for bonds with longer maturities.


     Because the Funds may invest in debt securities issued by private entities, including corporate bonds, municipal bonds and privately issued mortgage-backed and asset-backed securities, the Funds are subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness and/or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


     Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.


     State Municipal Market Volatility: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative or political changes and the financial and economic condition of the state that issues municipal securities. As described below, municipal issues in each state will be affected by these factors and will, in turn, affect the value of each Fund's investments.


     California: California municipal issuers experienced severe financial difficulties during the early 1990s. Although California's economy recovered, the California economy went into a recession in 2001. Voter passed initiatives have restricted state and local taxing and spending authority. These and any future initiatives could limit the state and local governments' financial flexibility and ultimately impair their ability to repay debt obligations. Because California utilities encountered severe financial difficulties due in part to increasing costs of purchasing wholesale electric power, the state purchased power for utilities, the cost of which combined with the recession and reduced tax revenue, eliminated California's budget surplus. In May 2002, the California Department of Financial projected a $23.6 billion budget deficit as of June 30, 2002.


     Connecticut: Although Connecticut is one of the wealthiest states in the nation as measured by per capita income, the state faces the challenge of being one of the costliest in which to live and do business and of severe poverty in many of its largest cities.


                                                                            ----
                                                                               3

THE FUNDS  LIBERTY STATE FUNDS



     Connecticut's economy is vulnerable to factors that would threaten its major industries, particularly manufacturing and financial services.


     Massachusetts: Massachusetts' economy has been susceptible to downturns in the U.S. economy, particularly in the areas of high-technology, financial services and real estate. The Commonwealth is facing a budget shortfall, which it is addressing with a combination of spending reductions and tax increases, and by using reserves. Fiscal flexibility is limited by the Central Artery/Third Harbor Tunnel project, which has experienced substantial cost overruns and increased the Commonwealth's debt burden.


     New York: The events of September 11, 2001 and the recent national recession are expected to have materially adverse economic consequences for New York's economy, which has generally improved in the last decade. Relative to other states, New York has high per-capita debt. Such factors may create budget shortfalls in the future. New York is particularly vulnerable to an unexpectedly poor performance by the financial markets. The New York State Division of the Budget has noted that the most significant long-term risk is the possible loss of financial sector firms and related businesses to other states.


     Ohio: Although Ohio is an industrialized state with a diversified economy, the state's economy continues to rely in part on durable goods manufacturing. As a result, the state's economic activity tends to be more cyclical than in other states and in the nation as a whole, and the state remains vulnerable to a manufacturing-led recession. In recent years except 2000 and 1999, the state's average monthly unemployment rates were below the national level.


     As a non-diversified mutual fund, each Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, each Fund may have greater risk of loss than a similar diversified mutual fund.


     An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The interest income distributed by the Funds from certain tax-exempt bonds may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, each Fund may not invest more than 20% of its assets in bonds subject to the federal alternative minimum tax. Consult your tax advisor for more information.



                                                                            ----
                                                                               4

THE FUNDS  LIBERTY CALIFORNIA TAX-EXEMPT FUND


PERFORMANCE HISTORY (CALIFORNIA)
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

                                  [BAR CHART]

 25.00%               1992             7.81%
 20.00%               1993            10.54%
 15.00%               1994            -7.30%
 10.00%               1995            19.51%
  5.00%               1996             3.66%
  0.00%               1997             9.63%
 -5.00%               1998             5.97%
-10.00%               1999            -4.29%
                      2000            15.39%
                      2001             3.46%



The Fund's year-to-date total return through March 31, 2002  was -0.23%.


For period shown in bar chart:
Best quarter: 1st quarter 1995, +8.14%
Worst quarter: 1st quarter 1994, -5.90%

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------




UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.


The Fund's returns are compared to the Lehman Brothers Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. California Tax-Exempt Municipal Fund category average (Lipper Average) calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


                                                                            ----
                                                                               5

THE FUNDS  LIBERTY CALIFORNIA TAX-EXEMPT FUND


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                         1 YEAR       5 YEARS      10 YEARS
                                         ------       -------      --------
Class A (%)
    Return Before Taxes                  -1.45         4.80          5.64
    Return After Taxes on
       Distributions                     -1.78         4.60          5.53
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     1.04         4.73          5.54
--------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                  -2.19         4.71          5.41(1)
    Return After Taxes on
       Distributions                     -2.53         4.50          5.31(1)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     0.38         4.54          5.25(1)
--------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                   2.02         5.41(1)       5.94(1)
    Return After Taxes on
       Distributions                      1.68         5.20(1)       5.84(1)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     3.07         5.17(1)       5.78(1)
--------------------------------------------------------------------------------
Lehman Index (%)                          5.13         5.98          6.63
--------------------------------------------------------------------------------
Lipper Average (%)                        3.71         5.05          6.03


(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on June 16, 1986, Class B shares were initially offered on August 4, 1992, and Class C shares were initially offered on August 1, 1997. Class B share returns do not reflect Class A share returns after conversion.

                                                                            ----

THE FUNDS  LIBERTY CALIFORNIA TAX-EXEMPT FUND


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                    CLASS A    CLASS B   CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)               4.75       0.00      0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                   1.00(3)    5.00      1.00
--------------------------------------------------------------------------------
Redemption fee (as a percentage of amount
redeemed, if applicable)                              (4)        (4)       (4)


--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                   CLASS A   CLASS B   CLASS C

Management fee (%)                                   0.50      0.50      0.50
--------------------------------------------------------------------------------

Distribution and service (12b-1) fees(5) (%)         0.20      0.95      0.95(6)
--------------------------------------------------------------------------------
Other expenses (%)                                   0.23      0.23      0.23
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)             0.93      1.68      1.68(6)


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                  1 YEAR  3 YEARS    5 YEARS    10 YEARS


Class A                                  $565    $757      $  965     $1,564
-------------------------------------------------------------------------------
Class B:  did not sell your shares       $171    $530      $  913     $1,788
          sold all your shares at
          the end of the period          $671    $830      $1,113     $1,788
-------------------------------------------------------------------------------
Class C:  did not sell your shares       $171    $530      $  913     $1,987
          sold all your shares at
          the end of the period          $271    $530      $  913     $1,987


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.


(6) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.38%. This arrangement may be modified or terminated by the distributor at any time.



UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years


                                                                            ----
                                                                               7

THE FUNDS  LIBERTY CONNECTICUT TAX-EXEMPT FUND


PERFORMANCE HISTORY  (CONNECTICUT)
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

                                  [BAR CHART]


1992             8.87%
1993            12.85%
1994            -7.25%
1995            16.99%
1996             3.74%
1997             9.19%
1998             6.44%
1999            -2.40%
2000            11.94%
2001             5.47%





The Fund's year-to-date total return through March 31, 2002 was +0.63%.


For period shown in bar chart:
Best quarter: 1st quarter 1995, +7.50%
Worst quarter: 1st quarter 1994, -6.38%


UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.



The Fund's returns are compared to the Lehman Brothers Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. Connecticut Tax-Exempt Municipal Funds category average (Lipper Average) calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


                                                                            ----
                                                                               8

THE FUNDS  LIBERTY CONNECTICUT TAX-EXEMPT FUND



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                        1 YEAR      5 YEARS     10 YEARS
Class A (%)
    Return Before Taxes                  0.46        4.99         5.84
    Return After Taxes on
       Distributions                     0.42        4.98         5.82
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    2.09        4.96         5.74
-----------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                 -0.31        4.90         5.61(7)
    Return After Taxes on
       Distributions                    -0.36        4.89         5.58(7)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    1.41        4.77         5.44(7)
-----------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                  4.01        5.60(7)      6.15(7)
    Return After Taxes on
       Distributions                     3.96        5.59(7)      6.13(7)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    4.16        5.41(7)      5.99(7)
-----------------------------------------------------------------------------
Lehman Index (%)                         5.13        5.98         6.63
-----------------------------------------------------------------------------
Lipper Average (%)                       4.66        5.04         6.09






(7) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on November 1, 1991, Class B shares were initially offered on June 8, 1992, and Class C shares were initially offered on August 1, 1997. Class B share returns do not reflect Class A share returns after conversion.


                                                                            ----
                                                                               9

THE FUNDS  LIBERTY CONNECTICUT TAX-EXEMPT FUND


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  SHAREHOLDER FEES(8) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                     CLASS A     CLASS B     CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                4.75        0.00        0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                    1.00(9)     5.00        1.00
------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount
redeemed, if applicable)                               (10)        (10)        (10)


--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                 CLASS A     CLASS B   CLASS C

Management fee(11) (%)                             0.50       0.50      0.50
--------------------------------------------------------------------------------

Distribution and service (12b-1) fees(12) (%)      0.22       0.97      0.97(13)
--------------------------------------------------------------------------------
Other expenses (%)                                 0.28       0.28      0.28
--------------------------------------------------------------------------------
Total annual fund operating expenses(11) (%)       1.00       1.75      1.75(13)


--------------------------------------------------------------------------------
  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                   1 YEAR  3 YEARS    5 YEARS    10 YEARS


Class A                                  $572     $778      $1,001     $1,641
-----------------------------------------------------------------------------
Class B:   did not sell your shares      $178     $551      $  949     $1,864
           sold all your shares at
           the end of the period         $678     $851      $1,149     $1,864
-----------------------------------------------------------------------------
Class C:   did not sell your shares      $178     $551      $  949     $2,062
           sold all your shares at
           the end of the period         $278     $551      $  949     $2,062



(8) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(9) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(10) There is a $7.50 charge for wiring sale proceeds to your bank.


(11) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. As a result, the actual management fee for each share class would be 0.32% and total annual fund operating expenses for Class A, B and C shares would be 0.82%, 1.57% and 1.27% (giving effect to the waiver discussed in footnote 13), respectively. This arrangement may be modified or terminated by the advisor at any time.


(12) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.


(13) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.67% and the total annual fund operating expenses giving effect to the waiver discussed in footnote 11) for Class C shares would be 1.27%. This arrangement may be modified or terminated by the distributor at any time.


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years


                                                                            ----
                                                                              10

THE FUNDS  LIBERTY MASSACHUSETTS TAX-EXEMPT FUND

PERFORMANCE HISTORY (MASSACHUSETTS)
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
  CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

                                  [BAR CHART]

1992             9.58%
1993            11.81%
1994            -5.71%
1995            18.36%
1996             2.92%
1997             9.01%
1998             5.99%
1999            -4.12%
2000            13.76%
2001             4.67%



The Fund's year-to-date total return through March 31, 2002  was +0.23%.



For period shown in bar chart:
Best quarter: 1st quarter 1995, +7.42%
Worst quarter: 1st quarter 1994, -4.97%



UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS ARE a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.



The Fund's returns are compared to the Lehman Brothers Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. Massachusetts Tax-Exempt Municipal Funds category average (Lipper Average) calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


                                                                            ----
                                                                              11

THE FUNDS  LIBERTY MASSACHUSETTS TAX-EXEMPT FUND



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                         1 YEAR        5 YEARS       10 YEARS
                                         ------        -------       --------
Class A (%)
    Return Before Taxes                  -0.30          4.67           5.87
    Return After Taxes on
       Distributions                     -0.45          4.47           5.76
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     1.72          4.67           5.76
-------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                  -1.06          4.59           5.63(14)
    Return After Taxes on
       Distributions                     -1.22          4.38           5.52(14)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     1.04          4.48           5.47(14)
-------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                   3.21          5.28(14)       6.17(14)
    Return After Taxes on
       Distributions                      3.05          5.08(14)       6.06(14)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     3.77          5.11(14)       6.01(14)
-------------------------------------------------------------------------------
Lehman Index (%)                          5.13          5.98           6.63
-------------------------------------------------------------------------------
Lipper Average (%)                        4.11          4.86           6.04






(14) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on April 10, 1987, Class B shares were initially offered on June 8, 1992, and Class C shares were initially offered on August 1, 1997. Class B share returns do not reflect Class A share returns after conversion.

                                                                            ----
                                                                              12

THE FUNDS  LIBERTY MASSACHUSETTS TAX-EXEMPT FUND


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  SHAREHOLDER FEES(15) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                     CLASS A     CLASS B     CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                4.75        0.00        0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                    1.00(16)    5.00        1.00
------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount
redeemed, if applicable)                               (17)        (17)        (17)


--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                   CLASS A   CLASS B    CLASS C

Management fee(18) (%)                              0.50      0.50      0.50
--------------------------------------------------------------------------------

Distribution and service (12b-1) fees(19) (%)       0.19      0.94      0.94(20)
--------------------------------------------------------------------------------
Other expenses (%)                                  0.25      0.25      0.25
--------------------------------------------------------------------------------
Total annual fund operating expenses (20) (%)       0.94      1.69      1.69(20)



--------------------------------------------------------------------------------
  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                   1 YEAR   3 YEARS   5 YEARS    10 YEARS


Class A                                  $566      $760     $  970      $1,575
------------------------------------------------------------------------------
Class B:   did not sell your shares      $172      $533     $  918      $1,799
           sold all your shares at
           the end of the period         $672      $833     $1,118      $1,799
------------------------------------------------------------------------------
Class C:   did not sell your shares      $172      $533     $  918      $1,998
           sold all your shares at
           the end of the period         $272      $533     $  918      $1,998


(15) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(16) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(17) There is a $7.50 charge for wiring sale proceeds to your bank.


(18) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. This arrangement may be modified or terminated by the advisor at any time.


(19) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.


(20) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.64% and the total annual fund operating expenses for Class C shares would be 1.39%. This arrangement may be modified or terminated by the distributor at any time.



UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years

                                                                            ----
                                                                              13

THE FUNDS  LIBERTY NEW YORK TAX-EXEMPT FUND



PERFORMANCE HISTORY (NEW YORK)
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

                                  [BAR CHART]


1992             8.49%
1993            12.20%
1994            -7.87%
1995            18.62%
1996             3.46%
1997             9.53%
1998             6.40%
1999            -4.53%
2000            14.28%
2001             4.08%


The Fund's year-to-date total return through March 31, 2002  was +1.23%.



For period shown in bar chart:
Best quarter: 1st quarter 1995, +8.29%
Worst quarter: 1st quarter 1994, -6.31%



UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.



The Fund's returns are compared to the Lehman Brothers Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. New York Tax-Exempt Municipal Funds category average (Lipper Average) calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


                                                                            ----

THE FUNDS  LIBERTY NEW YORK TAX-EXEMPT FUND



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                          1 YEAR        5 YEARS       10 YEARS
                                          ------        -------       --------
Class A (%)
    Return Before Taxes                   -0.87          4.74           5.66
    Return After Taxes on
       Distributions                      -0.87          4.73           5.66
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      1.21          4.77           5.63
--------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                   -1.67          4.64           5.44(21)
    Return After Taxes on
       Distributions                      -1.67          4.63           5.43(21)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      0.50          4.57           5.34(21)
--------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                    2.61          5.35(21)       5.97(21)
    Return After Taxes on
       Distributions                       2.61          5.34(21)       5.96(21)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      3.23          5.22(21)       5.87(21)
--------------------------------------------------------------------------------
Lehman Index (%)                           5.13          5.98           6.63
--------------------------------------------------------------------------------
Lipper Average (%)                         3.64          4.81           5.70







(21) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on September 26, 1986, Class B shares were initially offered on August 4, 1992, and Class C shares were initially offered on August 1, 1997. Class B share returns do not reflect Class A share returns after conversion.


                                                                            ----
                                                                              15

THE FUNDS  LIBERTY NEW YORK TAX-EXEMPT FUND


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



--------------------------------------------------------------------------------
SHAREHOLDER FEES(22) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                4.75        0.00        0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                    1.00(23)    5.00        1.00
------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount
redeemed, if applicable)                               (24)        (24)        (24)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                    CLASS A    CLASS B    CLASS C

Management fee(25) (%)                                0.50       0.50       0.50
--------------------------------------------------------------------------------------

Distribution and service (12b-1) fees(26) (%)         0.21       0.96       0.96 (27)
--------------------------------------------------------------------------------------
Other expenses (%)                                    0.31       0.31       0.31
--------------------------------------------------------------------------------------
Total annual fund operating expenses(25) (%)          1.02       1.77       1.77 (27)



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                  1 YEAR    3 YEARS    5 YEARS   10 YEARS


Class A                                 $574       $784      $1,011     $1,664
------------------------------------------------------------------------------
Class B:   did not sell your shares     $180       $557      $  959     $1,886
           sold all your shares at
           the end of the period        $680       $857      $1,159     $1,886
------------------------------------------------------------------------------
Class C:   did not sell your shares     $180       $557      $  959     $2,084
           sold all your shares at
           the end of the period        $280       $557      $  959     $2,084


(22) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(23) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(24) There is a $7.50 charge for wiring sale proceeds to your bank.


(25) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. As a result, the actual management fee for each share class would be 0.29% and total annual fund operating expenses for Class A, B and C shares would be 0.80%, 1.55% and 1.25% (giving effect to the waiver discussed in footnote 27), respectively. This arrangement may be modified or terminated by the advisor at any time.


(26) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.


(27) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.66% and the total annual fund operating expenses (giving effect to the waiver discussed in footnote 24) for Class C would be 1.26%. This arrangement may be modified or terminated by the distributor at any time.


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, and administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestments of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years

                                                                            ----
                                                                              16

THE FUNDS  LIBERTY OHIO TAX-EXEMPT FUND



PERFORMANCE HISTORY (OHIO)
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

                                  [BAR CHART]


1992             8.68%
1993            10.97%
1994            -6.28%
1995            16.97%
1996             3.57%
1997             9.58%
1998             5.74%
1999            -4.75%
2000            12.23%
2001             3.72%



The Fund's year-to-date total return through March 31, 2002 was +1.17%.


For period shown in bar chart:
Best quarter: 1st quarter 1995, +7.08%
Worst quarter: 1st quarter 1994, -6.21%



UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.

The Fund's returns are compared to the Lehman Brothers Municipal Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. Ohio Tax-Exempt Municipal Funds category average (Lipper Average) calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


                                                                            ----
                                                                              17

THE FUNDS  LIBERTY OHIO TAX-EXEMPT FUND


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                          1 YEAR        5 YEARS       10 YEARS
                                          ------        -------       --------

Class A (%)
    Return Before Taxes                   -1.20          3.94           5.20
    Return After Taxes on
       Distributions                      -1.20          3.81           5.14
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      0.88          4.03           5.18
--------------------------------------------------------------------------------
Class B (%)
    Return Before Taxes                   -2.02          3.84           4.98(28)
    Return After Taxes on
       Distributions                      -2.02          3.71           4.92(28)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      0.16          3.84           4.89(28)
--------------------------------------------------------------------------------
Class C (%)
    Return Before Taxes                    2.26        4.54(28)         5.51(28)
    Return After Taxes on
       Distributions                       2.26        4.41(28)         5.44(28)
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                      2.89        4.47(28)         5.42(28)
--------------------------------------------------------------------------------
Lehman Index (%)                           5.13          5.98           6.63
--------------------------------------------------------------------------------
Lipper Average (%)                         3.99          4.71           5.93




(28) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on September 26, 1986, Class B shares were initially offered on August 4, 1992, and Class C shares were initially offered on August 1, 1997. Class B share returns do not reflect Class A share returns after conversion.

                                                                            ----
                                                                              18

THE FUNDS LIBERTY OHIO TAX-EXEMPT FUND


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDERS FEE(29) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                4.75        0.00        0.00
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                    1.00(30)    5.00        1.00
--------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                               (31)        (31)        (31)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                     CLASS A     CLASS B      CLASS C
Management fee (%)                                     0.50        0.50        0.50
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(32) (%)          0.19        0.94        0.94(33)
--------------------------------------------------------------------------------------
Other expenses (%)                                     0.38        0.38        0.38
--------------------------------------------------------------------------------------
Total annual fund operating expenses (%)               1.07        1.82        1.82(33)

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                    $579       $799       $1,037      $1,719
--------------------------------------------------------------------------------------
Class B:   did not sell your shares        $185       $573         $985      $1,940

           sold all your shares at
           the end of the period           $685       $873       $1,185      $1,940
--------------------------------------------------------------------------------------
Class C:   did not sell your shares        $185       $573         $985      $2,137

           sold all your shares at
           the end of the period           $285       $573         $985      $2,137


UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc. the Fund's distributor.


Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees, and administrative costs including pricing and custody services.


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years



(29) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(30) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(31) There is a $7.50 charge for wiring sale proceeds to your bank.

(32) The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.

(33) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.64% and the total annual fund operating expenses for Class C shares would be 1.52%. This arrangement may be modified or terminated by the distributor at any time.


                                                                            ----
                                                                              19

--------------------------------------------------------------------------------
                                  YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------



METHOD                INSTRUCTIONS

Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange
                      (NYSE), usually 4:00 p.m. Eastern time. Your financial
                      advisor may charge you fees for executing the purchase for you.

-----------------------------------------------------------------------------------------

By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02266-8081.

-----------------------------------------------------------------------------------------

By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02266-8081

-----------------------------------------------------------------------------------------

By exchange           You or your financial advisor may acquire shares for your
                      account by exchanging shares you own in one fund for
                      shares of the same class of the Fund at no additional
                      cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                      1-800-422-3737.

-----------------------------------------------------------------------------------------

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

-----------------------------------------------------------------------------------------

By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your Fund account by calling
                      1-800-422-3737. An electronic funds transfer may take up
                      to two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.

-----------------------------------------------------------------------------------------

Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your  Fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.

-----------------------------------------------------------------------------------------

Automated dollar      You can purchase shares for your account by exchanging $100 or
cost averaging        more each month from another fund for shares of the
                      same class of the Fund at no additional cost. You must
                      have a current balance of at least $5,000 in the fund the
                      money is coming from. The designated amount will be
                      exchanged on the third Tuesday of each month. Exchanges
                      will continue so long as your fund balance is sufficient
                      to complete the transfers. You may terminate your program
                      or change the amount of the exchange (subject to the $100
                      minimum) by calling 1-800-422-3737. Be sure to complete
                      the appropriate section of the account application for
                      this feature.

-----------------------------------------------------------------------------------------

By dividend           You may automatically invest dividends distributed by another
diversification       fund into the same class of shares of another Fund at no
                      additional sales charge.  To invest your dividends in another fund, call 1-800-345-6611.


Investment Minimums

Initial Investment..................... $1,000
Subsequent Investments.................    $50
Automatic Investment Plan*.............    $50
Retirement Plan*.......................    $25


* The initial investment minimum of $1,000 is waived on these plans.


Each Fund reserves the right to change these investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                            ----
                                                                              20

YOUR ACCOUNT


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.



--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                            % OF
                                                                        OFFERING
                                         AS A % OF                      PRICE
                                        THE PUBLIC       AS A %      RETAINED BY
                                         OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                         PRICE       INVESTMENT   ADVISOR FIRM

Less than $50,000                          4.75           4.99          4.25
--------------------------------------------------------------------------------
$ 50,000 to less than $100,000             4.50           4.71          4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000             3.50           3.63          3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000             2.50           2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000           2.00           2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                         0.00           0.00          0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchasing through a fee-based program.



CHOOSING A SHARE CLASS

The Funds offer three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.





                                                                            ----
                                                                              21

YOUR ACCOUNT


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %

First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.




                                                                            ----
                                                                              22

YOUR ACCOUNT


PURCHASES OF LESS THAN $250,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a sales charge discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:


--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                              3.00
--------------------------------------------------------------------------------
Through second year                                             2.00
--------------------------------------------------------------------------------
Through third year                                              1.00
--------------------------------------------------------------------------------
Longer than three years                                         0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.


                                                                            ----
                                                                              23

YOUR ACCOUNT


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD

Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


--------------------------------------------------------------------------------
CLASS C SALES CHARGES
--------------------------------------------------------------------------------


HOLDING PERIOD AFTER PURCHASE                   % DEDUCTED WHEN SHARES ARE SOLD

Through first year                                           1.00
--------------------------------------------------------------------------------
Longer than one year                                         0.00

                                                                            ----
                                                                              24

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.


When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Funds will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                            ----
                                                                              25

YOUR ACCOUNT

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                INSTRUCTIONS

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the redemption for you.

--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from a Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                      1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02266-8081.

--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


                                                                            ----
                                                                              26

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% of the net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Funds that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended January 31, 2002, each Fund's service fee was the following percentage of each Fund's average net assets: California Tax-Exempt Fund 0.18%; Connecticut Tax-Exempt Fund 0.19%; Massachusetts Tax-Exempt Fund 0.17%; New York Tax-Exempt Fund 0.19%; and Ohio Tax-Exempt Fund 0.18%. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of each Fund's Class C share distribution fee so that it does not exceed 0.45% annually. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charges" in the Prospectus for the conversion schedule applicable to Class B shares.


                                                                            ----
                                                                              27

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW A FUND'S SHARE PRICE IS DETERMINED The price of each class of a Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.


Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's shares outstanding. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for each Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for Class B or C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.



                                                                           -----
                                                                              28

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Funds have the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends             Represents interest and dividends earned from securities
                      held by the Funds, net of expenses incurred by the Funds..

--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Funds declare dividends daily and pay them monthly, and declare and pay any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that a receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



 If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------

Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.



UNDERSTANDING FUND DISTRIBUTIONS


Each Fund earns income from the securities it holds. Each Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.



                                                                            ----
                                                                              29

YOUR ACCOUNT



TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal or any applicable state alternative minimum tax for both individuals and corporate shareholders. The Funds intend to distribute federally tax-exempt income. The Funds may invest a portion of their assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.


You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may be subject to federal, state and local income tax.



                                                                            ----
                                                                              30

--------------------------------------------------------------------------------
                               MANAGING THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. In its duties as investment advisor, Colonial runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of April 30, 2002, Colonial managed over $14.5 billion in assets.


Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Colonial by each of the California Fund, Connecticut Fund, Massachusetts Fund, New York Fund and Ohio Fund amounted to 0.50%, 0.32%, 0.50%, 0.29% and 0.50% of average daily net assets of each Fund, respectively.



PORTFOLIO MANAGERS
--------------------------------------------------------------------------------





GARY SWAYZE, a senior vice president of Colonial, is the portfolio manager for each Fund and has managed the New York Fund since September 1997, the California Fund since October 1997, the Connecticut Fund since November 1997, the Massachusetts Fund since July 1998 and the Ohio Fund since December 2001. Prior to joining Colonial in 1997, Mr. Swayze was a municipal fund portfolio manager and a group leader at Fidelity Management and Research Company and the writer and editor of a bond market newsletter.



                                                                            ----
                                                                              31

--------------------------------------------------------------------------------
                      OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


Each Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or any of its investment strategies.



DERIVATIVE STRATEGIES

--------------------------------------------------------------------------------
Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.



ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as mortgages and student loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.




UNDERSTANDING THE FUNDS' OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds -- Principal Investment Strategies" and "The Funds-- Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal.

Additional information about the Funds' securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.



                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.


Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.



MUNICIPAL LEASE OBLIGATIONS

--------------------------------------------------------------------------------
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by state and local governments and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation or revenue bonds. Municipal lease obligations may not be backed by the issuing municipality and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of any lease obligation from making future payments under the lease unless money is appropriate for such purpose on a periodic basis. In addition, such lease obligation payments to a Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time consuming and costly and result in a delay in recovery or the failure to fully recover the Fund's original investment.



WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS
AND DOLLAR ROLLS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, a Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.


                                                                            ----
                                                                              33

OTHER INVESTMENT STRATEGIES AND RISKS



ZERO COUPON BONDS
--------------------------------------------------------------------------------

Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.


INVERSE FLOATING RATE OBLIGATIONS
--------------------------------------------------------------------------------

Inverse floating rate obligations represent interests in bonds. They carry coupon rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income. In addition, prices of inverse floaters are more volatile than prices of bonds with similar maturities. The market value of inverse floaters falls when long-term rates rise, but will fall further than that of a bond with a similar maturity (and will also increase more when long-term rates fall). The advisor has set an internal policy to invest no more than 15% of a Fund's total assets in inverse floating rate obligations.









                                                                            ----

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from February 1 to January 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information for the New York Fund and the Ohio Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in each Fund's annual report. The information for the California Fund, the Connecticut Fund and the Massachusetts Fund, for the fiscal years ended January 31, 2002, 2001 and 2000, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in each Fund's annual report. Information for these Funds for years ending through January 31, 1999 was audited by PricewaterhouseCoopers LLP. You can request a free copy of each Fund's annual report by calling 1-800-426-3750.




LIBERTY CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------------------------


                                                           YEAR ENDED JANUARY 31,

                                 2002               2001         2000            1999         1998

                                Class A            Class A       Class A        Class A      Class A
 Net asset value --
Beginning of period ($)            7.68              6.92           7.73           7.72        7.37
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):

Net investment income              0.34(a)(b)        0.35(c)        0.35(c)        0.35        0.37
---------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss) on
investments and futures
contracts                          0.01(b)           0.77          (0.79)          0.11        0.42
---------------------------------------------------------------------------------------------------
Total from Investment
Operations                         0.35              1.12          (0.44)          0.46        0.79
===================================================================================================
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS($):

From net investment income        (0.32)            (0.35)         (0.35)         (0.35)      (0.37)
---------------------------------------------------------------------------------------------------
In excess of net
investment income                    --                --             --          (0.01)    --- (d)
---------------------------------------------------------------------------------------------------
From net realized gains            0.12             (0.01)            --          (0.07)      (0.07)
---------------------------------------------------------------------------------------------------
In excess of net realized
gains                                --                --          (0.02)         (0.02)    --- (d)
---------------------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders          (0.44)            (0.36)         (0.37)         (0.45)      (0.44)
===================================================================================================
Net asset value--
End of period ($)                  7.59              7.68           6.92           7.73        7.72
---------------------------------------------------------------------------------------------------
Total return (%)(e)                4.70             16.49          (5.92)          6.23       11.05
===================================================================================================
RATIOS TO AVERAGE NET
ASSETS (%):

Expenses (f)                       0.91              0.89           0.91           0.86        0.87
---------------------------------------------------------------------------------------------------
Net investment income (f)          4.42 (b)          4.79           4.72           4.60        4.92
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           7                 9             19             13          31
---------------------------------------------------------------------------------------------------
Net assets at end of
period (000's) ($)              228,430           212,839        194,606        246,576     255,838




(a) Per share data was calculated using average shares outstanding during the period.


(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.


(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.


(d)   Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



LIBERTY CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------------------------


                                                    Year ended January 31,

                                      2002       2001       2000       1999       1998

                                     Class B    Class B    Class B    Class B     Class B
 Net asset value --
 Beginning of period ($)             7.68       6.92       7.73        7.72        7.37
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.28 (a)(b) 0.29 (c)   0.29 (c)      0.29         0.31
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.02 (b)     0.77      (0.79)       0.11        0.42
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.30         1.06      (0.50)       0.40        0.73
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS($):

 From net investment income         (0.29)       (0.29)     (0.29)      (0.29)      (0.31)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (d)
----------------------------------------------------------------------------------------------
 From net realized gains              (0.10)     (0.01)       ---       (0.07)      (0.07)
----------------------------------------------------------------------------------------------
 In excess of net realized
 gains                                ---          ---      (0.02)      (0.02)        --- (d)
----------------------------------------------------------------------------------------------
 Total Distributions                  (0.39)     (0.30)     (0.31)      (0.39)      (0.38)
 Declared to Shareholders
==============================================================================================
 Net asset value --                    7.59       7.68       6.92        7.73        7.72
 End of period ($)
----------------------------------------------------------------------------------------------
 Total return (%) (e)                  3.94      15.63      (6.63)       5.42        10.23
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (f)                          1.66       1.64       1.66        1.61        1.62
----------------------------------------------------------------------------------------------
 Net investment income (f)           3.67 (b)     4.04       3.97        3.85        4.17
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            7            9         19          13          31
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                  47,989       68,414     80,416      99,485     101,657



(a) Per share data was calculated using average shares outstanding during the period.


(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)   Rounds to less than $0.01 per share.


(e) Total return at net asset value assuming all distributions reinvested and no or contingent deferred sales charge.


(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                                 Year ended January 31,

                                       2002       2001       2000        1999       1998 (a)
                                     Class C    Class C     Class C     Class C     Class C
 Net asset value --
 Beginning of period ($)             7.68         6.92       7.73        7.72        7.66
----------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.31 (b)(c)  0.32 (d)   0.31 (d)    0.31        0.17
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.01 (c)     0.77      (0.79)       0.11        0.13
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.32         1.09      (0.48)       0.42        0.30
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.30)       (0.32)     (0.31)      (0.32)      (0.17)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        ---
----------------------------------------------------------------------------------------------
 From net realized gains            (0.11)       (0.01)       ---       (0.07)      (0.07)
----------------------------------------------------------------------------------------------
 In excess of net realized
 gains                                 ---        ---       (0.02)      (0.01)        ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.41)       (0.33)     (0.33)      (0.41)      (0.24)
==============================================================================================
 Net asset value --
 End of period ($)                   7.59         7.68       6.92        7.73        7.72
----------------------------------------------------------------------------------------------
 Total return (%) (e)(f)             4.24        15.97      (6.35)       5.74        3.93 (g)
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (h)                        1.36         1.34       1.36        1.31        1.32 (i)
----------------------------------------------------------------------------------------------
 Net investment income (h)           3.97 (c)     4.34       4.27        4.15        4.32 (i)
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.30         0.30       0.30        0.30        0.30 (i)
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            7            9         19          13          31
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                26,354        5,872      6,059       5,963     101,657


(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (f) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY CONNECTICUT TAX-EXEMPT FUND
--------------------------------------------------------------------------------


                                               Year ended January 31,

                                      2002       2001        2000       1999         1998

                                     Class A    Class A     Class A     Class A     Class A
 Net asset value --
 Beginning of period ($)             7.85         7.28       7.95        7.83        7.49
----------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.37 (a)(b)  0.37 (c)   0.37 (c)    0.37 (c)    0.39
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.11 (b)     0.57      (0.67)       0.13        0.34
----------------------------------------------------------------------------------------------
 Total from Investment               0.48         0.94      (0.30)       0.50        0.73
 Operations
==============================================================================================

 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):
 From net investment income         (0.35)       (0.37)     (0.37)      (0.37)      (0.39)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (d)
----------------------------------------------------------------------------------------------
 From net realized gains            (0.02)         ---        ---         ---         ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.37)       (0.37)     (0.37)      (0.38)      (0.39)
==============================================================================================
 Net asset value --
 End of period ($)                   7.96         7.85       7.28        7.95        7.83
----------------------------------------------------------------------------------------------
 Total return (%) (e)(f)             6.25        13.24      (3.87)       6.54       10.00
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (g)                        0.79         0.78       0.78        0.77        0.62
----------------------------------------------------------------------------------------------
 Net investment income (g)           4.61 (b)     4.95       4.84        4.69        5.04
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.18         0.17       0.15        0.14        0.29
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            3            8          9           6          12
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)               103,760       81,385     66,348      83,156      80,035


(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.61%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)   Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(f) Had the advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY CONNECTICUT TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                                           Year ended January 31,

                                      2002       2001       2000         1999        1998

                                     Class B    Class B     Class B     Class B     Class B
 Net asset value --
 Beginning of period ($)             7.85         7.28       7.95        7.83        7.49
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.31 (a)(b)  0.32 (c)   0.31 (c)    0.31 (c)    0.33
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures             0.11 (b)     0.57      (0.67)       0.13        0.34
 contracts
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.42         0.89      (0.36)       0.44        0.67
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.29)       (0.32)     (0.31)      (0.31)      (0.33)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (d)
----------------------------------------------------------------------------------------------
 From net realized gains            (0.02)         ---        ---         ---         ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.31)       (0.32)     (0.31)      (0.32)      (0.33)
==============================================================================================
 Net asset value --
 End of period ($)                   7.96         7.85       7.28        7.95        7.83
----------------------------------------------------------------------------------------------
 Total return (%) (e)(f)             5.49        12.42      (4.59)       5.73        9.19
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (g)                          1.54       1.53       1.53        1.52        1.37
----------------------------------------------------------------------------------------------
 Net investment income (g)           3.86 (b)     4.20       4.09        3.94        4.29
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                  0.18       0.17       0.15        0.14        0.29
----------------------------------------------------------------------------------------------
 Portfolio turnover rate(%)             3            8          9           6          12
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                55,997       64,072     76,246      87,947      84,370


(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and increase the ratio of net investment income to average net assets from 3.82% to 3.86%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)   Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charges. (f) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY CONNECTICUT TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                                           Year ended January 31,

                                      2002       2001         2000       1999        1998 (a)

                                     Class C    Class C     Class C     Class C     Class C
 Net asset value --
 Beginning of period ($)             7.85         7.28       7.95        7.83        7.71
----------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.33 (b)(c)  0.34 (d)   0.33 (d)    0.33 (d)    0.17
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.12 (c)     0.57      (0.67)       0.13        0.12
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.45         0.91      (0.34)       0.46        0.29
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.32)       (0.34)     (0.33)      (0.33)      (0.17)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        ---
----------------------------------------------------------------------------------------------
 From net realized gains            (0.02)         ---        ---         ---         ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.34)       (0.34)     (0.33)      (0.34)      (0.17)
==============================================================================================
 Net asset value --
 End of period ($)                   7.96         7.85       7.28        7.95        7.83
----------------------------------------------------------------------------------------------
 Total return (%) (e)(f)             5.79        12.76      (4.31)       6.05        3.90 (g)
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (h)                          1.24       1.23       1.23        1.22        1.09 (i)
----------------------------------------------------------------------------------------------
 Net investment income (h)           4.16 (c)     4.50       4.39        4.24        4.48 (i)
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.48         0.47       0.45        0.44        0.58 (i)
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            3            8          9           6          12
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                12,108        4,551      2,768       1,333         480


(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.13% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

FINANCIAL HIGHLIGHTS



LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------




                                                           Year ended January 31,

                                      2002       2001        2000       1999         1998

                                     Class A    Class A     Class A     Class A     Class A
 Net asset value --
 Beginning of period ($)               7.83       7.18       8.06        8.10        7.81
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.40 (a)     0.37 (b)   0.37 (b)    0.38        0.40
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.03         0.70      (0.84)       0.10        0.35
----------------------------------------------------------------------------------------------
 Total from Investment                 0.43       1.07      (0.47)       0.48        0.75
 Operations
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.37)       (0.38)     (0.37)      (0.38)      (0.40)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (c)
----------------------------------------------------------------------------------------------
 From net realized gains            (0.04)       (0.04)       --- (c)   (0.13)      (0.06)
----------------------------------------------------------------------------------------------
 In excess of net realized
 gains                                ---          ---      (0.04)        --- (c)     ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.41)       (0.42)     (0.41)      (0.52)      (0.46)
==============================================================================================
 Net asset value --
 End of period ($)                   7.85         7.83       7.18        8.06        8.10
----------------------------------------------------------------------------------------------
 Total return (%) (d)                5.62 (e)    15.30 (e)  (5.96) (e)   6.25        9.94
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (f)                        0.92         0.93       0.93        0.91        0.90
----------------------------------------------------------------------------------------------
 Net investment income (f)           5.05 (g)     4.94       4.81        4.69        5.05
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                  0.05       0.03       0.02         ---         ---
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            8           18         16          21          14
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)               169,284      152,057    142,790     180,628     182,721


(a) Per share data was calculated using average shares outstanding during the period.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c)   Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 5.02% to 5.05%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

FINANCIAL HIGHLIGHTS



LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------


                                                           Year ended January 31,

                                    2002         2001     2000           1999        1998

                                   Class B      Class B   Class B       Class B     Class B
 Net asset value --
 Beginning of period ($)             7.83         7.18       8.06        8.10        7.81
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.34 (a)     0.31 (b)   0.31 (b)    0.32        0.34
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.03         0.70      (0.84)       0.10        0.35
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.37         1.01      (0.53)       0.42        0.69
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.31)       (0.32)     (0.31)      (0.32)      (0.35)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (c)
----------------------------------------------------------------------------------------------
 From net realized gains            (0.04)       (0.04)       --- (c)   (0.10)      (0.05)
----------------------------------------------------------------------------------------------
 In excess of net realized
 gains                                ---          ---      (0.04)      (0.03)        ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.35)       (0.36)     (0.35)      (0.46)      (0.40)
==============================================================================================
 Net asset value --
 End of period ($)                   7.85         7.83       7.18        8.06        8.10
----------------------------------------------------------------------------------------------
 Total return (%) (d)                4.86 (e)    14.45 (e)  (6.67) (e)   5.44        9.13
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (f)                        1.67         1.68       1.68        1.66        1.65
----------------------------------------------------------------------------------------------
 Net investment income (f)           4.30 (g)     4.19       4.06        3.94        4.30
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                  0.05       0.03       0.02         ---         ---
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            8           18         16          21          14
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                39,009       44,038     50,110      59,789      59,160


(a) Per share data was calculated using average shares outstanding during the period.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c)   Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

FINANCIAL HIGHLIGHTS



LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------



                                                      Year ended January 31,

                                      2002       2001        2000       1999         1998 (a)

                                     Class C    Class C     Class C     Class C     Class C

 Net asset value --
 Beginning of period ($)             7.83         7.18       8.06        8.10        8.07
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.36 (b)     0.34 (c)   0.33 (c)    0.35        0.18
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.04         0.70      (0.84)       0.10        0.09
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.40         1.04      (0.51)       0.45        0.27
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.34)       (0.35)     (0.33)      (0.35)      (0.18)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        --- (d)
----------------------------------------------------------------------------------------------
 From net realized gains            (0.04)       (0.04)       --- (d)   (0.13)      (0.06)
----------------------------------------------------------------------------------------------
 In excess of net realized
 gains                                ---          ---      (0.04)        --- (d)     ---
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.38)       (0.39)     (0.37)      (0.49)      (0.24)
==============================================================================================
 Net asset value --
 End of period ($)                   7.85         7.83       7.18        8.06        8.10
----------------------------------------------------------------------------------------------
 Total return (%) (e)(f)             5.17        14.79      (6.38)       5.76        3.40 (g)
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (h)                        1.37         1.38       1.38        1.36        1.37 (i)
----------------------------------------------------------------------------------------------
 Net investment income (h)           4.60 (j)     4.49       4.36        4.24        4.47 (i)
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.35         0.33       0.32        0.30        0.30 (i)
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            8           18         16          21          14
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                 4,802        2,586      1,189         698         206


(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date. (b) Per share data was calculated using average shares outstanding during the period.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d)   Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the advisor and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.
(j) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.57% to 4.60%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

FINANCIAL HIGHLIGHTS


LIBERTY NEW YORK TAX-EXEMPT FUND
--------------------------------------------------------------------------------


                                                  Year ended January 31,

                                      2002       2001        2000        1999        1998
                                     Class A    Class A     Class A     Class A     Class A
 Net asset value --
 Beginning of period ($)               7.34       6.68       7.49        7.38        7.04
----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.34 (a)(b)  0.35 (c)   0.35 (c)    0.36        0.38
----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.07 (b)     0.67      (0.81)       0.11        0.35
----------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.41         1.02      (0.46)       0.47        0.73
==============================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.32)       (0.36)     (0.35)      (0.35)      (0.38)
----------------------------------------------------------------------------------------------
 In excess of net
 investment income                    ---          ---        ---       (0.01)        ---
----------------------------------------------------------------------------------------------
 From capital paid in                 ---          ---        ---         ---       (0.01)
----------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.32)       (0.36)     (0.35)      (0.36)      (0.39)
==============================================================================================
 Net asset value --
 End of period ($)                   7.43         7.34       6.68        7.49        7.38
----------------------------------------------------------------------------------------------
 Total return (%) (d)(e)             5.75        15.58      (6.34)       6.61       10.67
==============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (f)                        0.79         0.79       0.79        0.77        0.67
----------------------------------------------------------------------------------------------
 Net investment income (f)           4.61 (b)     5.02       4.90        4.78        5.31
----------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.21         0.22       0.18        0.16        0.28
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            9          18         17          28          38
----------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                60,165       47,733     43,471      55,348      51,744


(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.55% to 4.61%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY NEW YORK TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------
                                                 Year ended January 31,
                                       2002       2001       2000       1999         1998
                                     Class B    Class B     Class B     Class B     Class B
 Net asset value --
 Beginning of period ($)             7.34         6.68       7.49        7.38        7.04
-------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.29(a)(b)   0.30(c)    0.29(c)     0.30        0.33
-------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.07(b)      0.67      (0.81)       0.12        0.35
-------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.36         0.97      (0.52)       0.42        0.68
===========================================================================================

 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.27)       (0.31)     (0.29)      (0.30)      (0.33)
-------------------------------------------------------------------------------------------
 In excess of net
 investment income                   ---          ---         ---       (0.01)       ---
-------------------------------------------------------------------------------------------
 From capital paid in                ---          ---         ---         ---       (0.01)
-------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.27)       (0.31)     (0.29)      (0.31)      (0.34)
===========================================================================================
 Net asset value --
 End of period ($)                   7.43         7.34       6.68        7.49        7.38
-------------------------------------------------------------------------------------------
 Total return (%) (d)(e)             4.99        14.74      (7.04)       5.80        9.85
===========================================================================================

 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (f)                        1.54         1.54       1.54        1.52        1.42
-------------------------------------------------------------------------------------------
 Net investment income (f)           3.86 (b)     4.27       4.15        4.03        4.56
-------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.21         0.22       0.18        0.16        0.28
-------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)            9           18         17          28          38
-------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                36,409     41,034     44,747        54,079      52,313


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.80% to 3.86%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY NEW YORK TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------
                                                           Year ended January 31,
                                      2002       2001        2000        1999       1998(a)
                                     Class C    Class C     Class C     Class C     Class C
 Net asset value --
 Beginning of period ($)            7.34         6.68       7.49         7.38        7.27
-------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income              0.31(b)(c)   0.32(d)    0.31(d)      0.32        0.17
-------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                          0.07 (c)     0.67      (0.81)        0.12        0.12
-------------------------------------------------------------------------------------------
 Total from Investment
 Operations                         0.38         0.99      (0.50)        0.44        0.29
===========================================================================================

 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income        (0.29)       (0.33)     (0.31)       (0.32)      (0.18)
===========================================================================================
 In excess of net
 investment income                  ---          ---        ---         (0.01)       ---

 Total Distributions
 Declared to Shareholders          (0.29)       (0.33)     (0.31)       (0.33)      (0.18)
-------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                  7.43         7.34       6.68         7.49        7.38
-------------------------------------------------------------------------------------------
 Total return (%) (e)(f)            5.29        15.07      (6.76)        6.13        4.04(g)
===========================================================================================

 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (h)                       1.24        1.24        1.24         1.22        1.12(i)
-------------------------------------------------------------------------------------------
 Net investment income (h)          4.16(c)     4.57        4.45         4.33        4.72(i)
-------------------------------------------------------------------------------------------
 Waiver/reimbursement               0.51        0.52        0.48         0.46        0.59(i)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)           9          18          17           28          38
-------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                 4,108        900         654          720         104


(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from
         4.10 to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the advisor and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY OHIO TAX-EXEMPT FUND
---------------------------------------------------------------------------------------------
                                               Year ended January 31,
                                      2002       2001        2000        1999        1998
                                     Class A     Class A     Class A     Class A     Class A
 Net asset value --
 Beginning of period ($)            7.32         6.79        7.65        7.72        7.34
---------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income              0.33(a)(b)   0.33(c)     0.33(c)     0.35        0.36
---------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                          0.04(b)      0.53       (0.85)       0.13        0.39
---------------------------------------------------------------------------------------------
 Total from Investment
 Operations                         0.37         0.86       (0.52)       0.48        0.75
=============================================================================================

 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income        (0.30)       (0.33)      (0.33)      (0.35)      (0.36)
---------------------------------------------------------------------------------------------
 In excess of net
 investment income                  ---          ---         ---(d)     (0.01)       ---
---------------------------------------------------------------------------------------------
 From net realized gains            ---          ---         ---        (0.17)      (0.01)
---------------------------------------------------------------------------------------------
 In excess of net realized
 gains                              ---          ---        (0.01)      (0.02)       ---
---------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders          (0.30)       (0.33)      (0.34)      (0.55)      (0.37)
---------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                  7.39         7.32        6.79        7.65        7.72
---------------------------------------------------------------------------------------------
 Total return (%) (e)               5.10        12.98       (6.96)       6.44(f)    10.58 (f)
=============================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (g)                       1.06         1.08        0.95        0.90        0.89
---------------------------------------------------------------------------------------------
 Net investment income (g)          4.47(b)      4.71        4.60        4.51        4.85
---------------------------------------------------------------------------------------------
 Waiver/reimbursement                ---         ---         ---         0.02        0.05
---------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)          18           17          11          30          27
---------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)               58,953       48,451      48,346      60,783      62,844


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.42% to 4.47%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(d)      Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY OHIO TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------
                                               Year ended January 31,
                                       2002      2001        2000        1999         1998
                                     Class B    Class B     Class B     Class B     Class B
 Net asset value --
 Beginning of period ($)             7.32        6.79       7.65        7.72        7.34
-------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.28(a)(b)  0.28 (c)   0.28 (c)    0.29        0.31
-------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures
 contracts                           0.03 (b)    0.53      (0.85)       0.13        0.39
-------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.31        0.81      (0.57)       0.42        0.70
===========================================================================================
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.24)      (0.28)     (0.28)      (0.29)      (0.31)
-------------------------------------------------------------------------------------------
 In excess of net
 investment income                   ---         ---        ---(d)     (0.01)       ---
-------------------------------------------------------------------------------------------
 From net realized gains             ---         ---        ---        (0.17)      (0.01)
-------------------------------------------------------------------------------------------
 In excess of net realized
 gains                               ---         ---       (0.01)      (0.02)       ---
-------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.24)      (0.28)     (0.29)      (0.49)      (0.32)
===========================================================================================
 Net asset value --
 End of period ($)                   7.39        7.32       6.79        7.65        7.72
-------------------------------------------------------------------------------------------
 Total return (%) (e)                4.35       12.15      (7.66)       5.62(f)     9.76(f)
===========================================================================================
 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (g)                        1.81        1.83       1.70        1.65        1.64
-------------------------------------------------------------------------------------------
 Net investment income (g)           3.72 (b)    3.96       3.85        3.76        4.10
-------------------------------------------------------------------------------------------
 Waiver/reimbursement                ---         ---        ---         0.02        0.05
-------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)           18          17         11          30          27
-------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                13,112      26,709     31,584      42,651      46,330


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.67% to 3.72%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(d)      Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY OHIO TAX-EXEMPT FUND
--------------------------------------------------------------------------------------------
                                                    Year ended January 31,
                                      2002       2001        2000        1999       1998(a)
                                     Class C    Class C     Class C     Class C     Class C
 Net asset value --
 Beginning of period ($)             7.32       6.79        7.65        7.72        7.61
--------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income               0.30(b)(c) 0.30(d)     0.30(d)     0.31        0.16
--------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and futures             0.04(c)    0.53       (0.85)       0.13        0.12
 contracts
--------------------------------------------------------------------------------------------
 Total from Investment
 Operations                          0.34       0.83       (0.55)       0.44        0.28
============================================================================================

 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS ($):

 From net investment income         (0.27)     (0.30)      (0.30)      (0.31)      (0.16)
--------------------------------------------------------------------------------------------
 In excess of net
 investment income                   ---        ---         ---(e)     (0.01)       ---
--------------------------------------------------------------------------------------------
 From net realized gains             ---        ---         ---        (0.17)      (0.01)
--------------------------------------------------------------------------------------------
 In excess of net realized
 gains                               ---        ---        (0.01)      (0.02)       ---
--------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders           (0.27)     (0.30)      (0.31)      (0.51)      (0.17)
============================================================================================
 Net asset value --
 End of period ($)                   7.39       7.32        6.79        7.65        7.72
--------------------------------------------------------------------------------------------
 Total return (%) (f)(g)             4.65      12.48       (7.38)       5.95        3.81(h)
============================================================================================

 RATIOS TO AVERAGE NET
 ASSETS (%):

 Expenses (i)                        1.51       1.53        1.40        1.35        1.34(j)
--------------------------------------------------------------------------------------------
 Net investment income (i)           4.02 (c)   4.26        4.15        4.06        4.21(j)
--------------------------------------------------------------------------------------------
 Waiver/reimbursement                0.30       0.30        0.30        0.32        0.37(j)
--------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)           18         17          11          30          27
--------------------------------------------------------------------------------------------
 Net assets at end of
 period (000's) ($)                 1,409        508         333         378         133


(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized unrealized gain per share by $0.01 and increase the ratio of net investment income to average met assets from 3.97 to 4.02%. Per share data and ratios for periods prior to January 31, 2002, have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e)      Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the advisor and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)      Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(j)      Annualized.

FOR MORE INFORMATION


Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty Funds Trust V:  811-5030

   - Liberty California Tax-Exempt Fund

   - Liberty Connecticut Tax-Exempt Fund

   - Liberty Massachusetts Tax-Exempt Fund

   - Liberty New York Tax-Exempt Fund

   - Liberty Ohio Tax-Exempt Fund

                       LIBERTY CALIFORNIA TAX-EXEMPT FUND
                       LIBERTY CONNECTICUT TAX-EXEMPT FUND
                      LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
                        LIBERTY NEW YORK TAX-EXEMPT FUND
                          LIBERTY OHIO TAX-EXEMPT FUND
                         SERIES OF LIBERTY FUNDS TRUST V
                       STATEMENT OF ADDITIONAL INFORMATION


                                  JUNE 1, 2002



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty California Tax-Exempt Fund, Liberty Connecticut Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund, Liberty New York Tax-Exempt Fund, and Liberty Ohio Tax-Exempt Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated June 1, 2002. This SAI should be read together with the Prospectus and each Fund's most recent Annual Report dated January 31, 2002. Investors may obtain a free copy of the Prospectus and Annual Reports from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants/Auditors appearing in each Fund's January 31, 2002 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS


           PART 1                                                   PAGE
           Definitions
           Organization and History
           Investment Goal and Policies of the Funds
           Fundamental Investment Policies of the Funds
           Other Investment Policies of the Funds
           State Fiscal Conditions
           California Tax Considerations
           Connecticut Tax Considerations
           Massachusetts Tax Considerations
           New York Tax Considerations
           Ohio Tax Considerations
           Fund Charges and Expenses
           Investment Performance
           Custodian of the Funds
           Independent Accountants/Auditors of the Funds



           PART 2                                                   PAGE
           Miscellaneous Investment Practices
           Taxes
           Management of the Funds
           Determination of Net Asset Value
           How to Buy Shares
           Special Purchase Programs/Investor Services
           Programs for Reducing or Eliminating Sale Charges
           How to Sell Shares
           Distributions
           How to Exchange Shares
           Suspension of Redemptions
           Shareholder Liability
           Shareholder Meetings
           Performance Measures
           Appendix I
           Appendix II





                                       a

                                     Part 1

                       LIBERTY CALIFORNIA TAX-EXEMPT FUND
                       LIBERTY CONNECTICUT TAX-EXEMPT FUND
                      LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
                        LIBERTY NEW YORK TAX-EXEMPT FUND
                          LIBERTY OHIO TAX-EXEMPT FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                  JUNE 1, 2002


DEFINITIONS
           "California Fund" or "Fund"       Liberty California Tax-Exempt Fund
           "Connecticut Fund" or "Fund"      Liberty Connecticut Tax-Exempt Fund
           "Massachusetts Fund" or "Fund"    Liberty Massachusetts Tax-Exempt Fund
           "New York Fund" or "Fund"         Liberty New York Tax-Exempt Fund
           "Ohio Fund" or "Fund"             Liberty Ohio Tax-Exempt Fund
           "Trust"                           Liberty Funds Trust V
           "Advisor"                         Colonial Management Associates, Inc., the Funds' investment advisor
           "LFD"                             Liberty Funds Distributor, Inc., the Funds' distributor
           "LFS"                             Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent.

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, management investment company and is a non-diversified series of the Trust and represents the entire interest in a separate series of the Trust. The California Fund commenced investment operations on June 16, 1986; the Connecticut Fund commenced investment operations on November 1, 1991; the Massachusetts Fund commenced investment operations on April 10, 1987; the New York and the Ohio Fund each commenced investment operations on September 26, 1986.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


Effective April 1, 1999, the Trust changed its name from Colonial Trust V to its current name. Effective July 14, 2000, the Funds changed their names from Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial New York Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund to their current names.



INVESTMENT GOAL AND POLICIES OF THE FUNDS



The Prospectus describes each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:


         Short-Term Trading
         Lower-Rated Debt Securities
         Inverse Floaters
         Short Sales
         Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Repurchase Agreements
         Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
         Options on Securities
         Participation Interests
         Stand-by Commitments
         Zero Coupon Securities (Zeros)
         Step Coupon Bonds (Steps)
         Mortgage Dollar Rolls
         Mortgage-Backed Securities
         Asset-Backed Securities
         Pay-In-Kind (PIK) Securities


                                       b

Except as indicated below under "Fundamental Investment Policies of the Funds," the Funds' investment policies are not fundamental and the Trustees may change the investment policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.


Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that each Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;


4. Not issue senior securities except as provided in paragraph 1 above to the extent permitted by the Act;


5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

7.       Not concentrate more than 25% of its total assets in any one industry;

8. And will, under normal circumstances, invest at least 80% of its total assets in State Bonds, subject to applicable State requirements.

OTHER INVESTMENT POLICIES OF THE FUNDS

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.       Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, the issuer is the entity whose revenues support the security.

Notwithstanding the investment policies of the Funds, each Fund (other than the California Fund) may invest substantially all of its investable assets in another investment company that has substantially the same investment objective, policies and restrictions as each Fund.

STATE FISCAL CONDITIONS


The value of each Fund's shares may be affected by factors pertaining to its state's economy (which may affect issuer tax revenues) and the ability of issuers of Tax-Exempt Bonds (as defined in the Prospectus) to meet their obligations, and may fluctuate more widely than the value of shares of a portfolio investing in a number of different states. The availability of federal, state and local aid to issuers of Tax-Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds and industrial revenue bonds will depend on the economic condition of the specific revenue source, which could be affected by economic, political and demographic conditions in the relevant state. There is no assurance that any issuer of Tax-Exempt Bonds will make full and timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County, California filed for protection under the federal bankruptcy laws. A reduction in the actual or perceived ability of an issuer of Tax-Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) could also affect adversely the value and marketability of Tax-Exempt Bonds.




California. The California economy recovered from a recession in the early 1990s, and the State's financial condition improved markedly during the 1995-2000 fiscal years. The State's cash position also improved in those years, erasing deficits that were amassed during the late 1980s and early 1990s. The State enjoyed numerous upgrades of its credit ratings.



The California economy went into a recession in 2001. The impact of the recession has been felt particularly in the high-technology sector. The slowdown in the California economy, combined with weakness in the stock market, has drastically reduced the State's revenues from the amounts projected in July 2001, when the 2001-02 State Budget Act was passed. The Governor's proposed 2002-03 budget projected a budget deficit of about $12.5 billion as of June 30, 2002. In May 2002, the California Department of Finance increased the projected June 30, 2002 budget deficit to $23.6 billion. The Governor's proposed 2002-03 budget has been revised to close this budget deficit, and some measures in those revisions may adversely affect local governments' financial flexibility and impair their ability to repay their debt obligations. During 2001, both Moody's and Standard & Poor's downgraded California's credit rating.



At various times, California voters have approved constitutional amendments that seek to restrict State and/or local taxing or spending authority. The most notable of these amendments is Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes. In 1996, California voters passed Proposition 218, which requires local governments to obtain voter approval for many new and existing taxes and fees. These and other future amendments could also limit State and local governments' financial flexibility and ultimately impair their ability to repay their debt obligations.



It is impossible to predict the time, location or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant property damage over a four-county area. The possibility exists that another earthquake could create a major dislocation of the California economy.



Connecticut. Connecticut's economic recovery continues, although growth has begun to decelerate. Connecticut's Gross State Product increased 6.0% in 1999, compared to 6.4% for the United States as a whole. Total non-agricultural employment was up 1.48% in 2000, compared to a 1.87% increase in 1998. Many industries were still adding jobs in 2000, albeit generally at a slower pace than a year earlier. Manufacturing, traditionally of prime economic importance in Connecticut, declined in the last decade, and employment in that sector is now exceeded by that in both trade (wholesale and retail) and services. Unemployment in the first six months of 2001 was 2.2%, compared to 4.4% for the United States as a whole. Fairfield County in southwestern Connecticut, with its Fortune 500 headquarters and expanding financial services and money management sector, was a main driver of the state's economy in the last decade, but it has been adversely affected by recent softness in the investment arena. Southeastern Connecticut is the beneficiary of growth from two large casinos located there, including one that is the state's second largest employer. Connecticut remains one of the wealthiest states in the nation as measured by per capita income ($40,870 in 2000, or 138.8% of the national average). Still, the state is one of the costliest in which to live and do business, frequently experiences negative net migration, and has urban pockets of severe poverty. Energy, labor and tax costs are significantly higher than nationwide standards, which could provide challenges to continued economic growth.



In recent years the State's fiscal health had been robust, due to an expanding economy and strong tax collections. An operating surplus of $300 million resulted for fiscal year 2000, or about $228 million higher than fiscal year 1999, but fiscal year 2001 resulted in a surplus of only $31 million, and the Office of Policy and Management has projected a deficit of $666 million for fiscal year 2002 and a budget gap of $470 million for fiscal 2003.


Massachusetts. The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, financial services and education. Although the Commonwealth's economy suffered in the early 1990s due to weakening in the high technology, real estate and financial sectors, it has experienced a strong expansion since then. However, as the economic downturn of 2001 demonstrated, the Commonwealth's


                                       d
economy remains vulnerable to a recession concentrated in these sectors. Nevertheless, job growth has exceeded the national average for years, and the unemployment rate is now below the national average, while growth in personal income exceeds the regional and national averages.



The Commonwealth has faced significant declines in tax revenue receipts in 2001 and 2002, and the trend of reduced tax revenue is projected to continue. The resulting budget shortfall has required the Commonwealth to draw heavily upon accumulated reserve funds, and to undertake reductions in spending on a broad variety of programs and services, including extending the state pension funding schedule. Additional spending cuts have been proposed, including reductions of direct aid to local governments and cutbacks in certain Medicaid services. The Legislature has also considered certain tax increases to address budget shortfalls. A delay or a modification to scale back a voter-approved income tax cut has been proposed. However, reserve funds remain available for appropriation in fiscal 2003 if they are needed.



The Commonwealth has a relatively high per-capita debt. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project, a major construction project that is expected to be completed in 2005. The federal government has capped its contribution to the project, and the full cost of future cost overruns will have to be paid by the Commonwealth of the Massachusetts Turnpike Authority.






New York. The New York State Division of the Budget ("DOB") has noted that the terrorist attacks and the national recession are expected to have materially adverse economic consequences for the State. DOB also noted the possible loss of financial sector firms and related businesses to other states.



DOB has estimated that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11, 2001. The finance industry is estimated to have lost more than 30,000 jobs, many of which are the result of lay-offs or relocations out-of-state. DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits.



                                       e

The State of New York enjoys a generally diverse and substantial economic base and a strong socio-economic profile. The manufacturing sector has contracted over time and employment is now dominated by service industries, which account for about one-third of employment. A major component of the State's economic expansion in recent years has been the securities industry. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.



The State continues to have high per-capita debt. The State legislature, however, enacted the Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000. On November 8, 2001, the State reported that it was in compliance with the act's debt caps, with debt issued after March 31, 2000 and outstanding at 0.39% of personal income and debt service on such debt at 0.09% of total governmental receipts.



Both the State and The City of New York in recent fiscal years have maintained a pattern of projecting and closing substantial budget gaps. The City's current gap-closing plans include using $1.5 billion of proceeds of recovery bonds or notes of the New York City Transitional Finance Authority in fiscal year 2003 to compensate for revenue losses related to the September 11 attack.



The U.S. Congress passed emergency legislation which authorized $40 billion for disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. Enacted federal legislation includes $5.5 billion of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site, and authorizes the issuance of $8 billion in tax-exempt private activity bonds. The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site.



Over the long run, the City faces the challenge that its ability to meet capital funding requirements to maintain its infrastructure and address new capital needs is limited by law, as well as funding capacity.



Certain financial aid for Nassau County is expected to continue to be paid over the next three, rather than two, fiscal years ($20 million in fiscal year 2002-03 and $15 million in both fiscal year 2003-04 and 2004-05).



In January 2001, a State trial court ruled that the State's method of financing public schools is illegal. The State has appealed. The trial court's decision is stayed pending resolution of the appeal. The final outcome of the litigation and its fiscal impact is not currently ascertainable.



Ohio. While diversifying more into service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity tends to be more cyclical than in some other states and in the nation as a whole, and the State may be vulnerable to a manufacturing-led recession. Average monthly unemployment rates have been lower than the national levels in recent years except 1999 and 2000.


In 1997 and again in May 2000, the Ohio Supreme Court ruled that the State's method of school funding was unconstitutional. Economic growth or other additional resources or revenue sources will be necessary to fund any resulting additional costs to the State.

CALIFORNIA TAX CONSIDERATIONS


                                       f

It is the policy of the Fund to meet all applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code") and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular federal income taxes and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Fund will have at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations whose interest is excluded from income for California personal income tax purposes ("California Tax-Exempt Bonds") at the end of each quarter.



California law provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are designated as such, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.


Interest derived from California Tax-Exempt Bonds is not subject to the California alternative minimum tax and California personal income tax does not apply to any portion of Social Security or railroad retirement benefits. Under the Code, a portion of interest on any indebtedness (including insurance policy loans) incurred or continued to purchase or carry shares of the Fund which is deemed to relate to tax-exempt dividends will not be deductible. For California personal income tax purposes none of such interest will be deductible. Depending on the circumstances, the Internal Revenue Service or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Fund is a desirable investment.

Distributions from investment income and capital gains, including dividends derived from interest paid on California Tax-Exempt Bonds, will be subject to California franchise tax and California corporate income tax.

CONNECTICUT TAX CONSIDERATIONS


Distributions received by shareholders from the Fund that are treated as exempt-interest dividends for federal income tax purposes are exempt from the Connecticut personal income tax to the extent that they are derived from interest on obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut ("Connecticut Tax-Exempt Bonds") or obligations the interest on which states are prohibited from taxing by federal law, and are properly designated as such. Other distributions, whether received in cash or additional shares, are subject to the Connecticut personal income tax, except that, in the case of shares of the Fund held by shareholders as capital assets, those distributions that are treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from the sale or exchange of Connecticut Tax-Exempt Bonds. Distributions that are subject to the federal alternative minimum tax are subject to the net Connecticut minimum tax, with the exception of exempt-interest dividends that are exempt from the Connecticut personal income tax.



Distributions from investment income and capital gains, including dividends derived from interest paid on Connecticut Tax-Exempt Bonds, are included in gross income for purposes of the Connecticut corporation business tax. However, seventy percent of such distributions are deductible for purposes of this tax, provided that they are treated for federal income tax purposes as dividends but not as exempt-interest dividends or capital gain dividends, but no deduction is allowed for expenses related thereto.


MASSACHUSETTS TAX CONSIDERATIONS

Distributions received by shareholders from the Fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on Tax-Exempt Bonds or certain U.S. territories and possessions (including the Commonwealth of Puerto Rico, the United States Virgin Islands or
Guam) and are designated as such. The Fund believes that gains it realizes on the sale of certain Tax-Exempt Bonds are exempt from Massachusetts personal income taxation and will designate them as such when those gains are distributed to shareholders.

Distributions from investment income and capital gains, including dividends derived from interest paid on Tax-Exempt Bonds, may be subject to Massachusetts corporate excise tax.


The Massachusetts personal income tax statute provides for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held. Massachusetts Department of Revenue regulations provide that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, as long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the



                                        g
assets giving rise to such gain is deemed to be more than one but not more than two years.


The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

NEW YORK TAX CONSIDERATIONS


New York law provides that, to the extent distributions by regulated investment company are derived from interest on debt obligations issued by the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the United States Virgin Islands or
Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation ("New York Bonds") and designated as such, such distributions shall be exempt from New York State and City personal income taxes. For New York State and City personal income tax purposes, distributions derived from investments other than New York Bonds and distributions from the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income. For New York State and City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. The tax treatment of distributions you receive is the same whether they are paid in cash or reinvested in additonal shares. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation's net investment income for purposes of calculating such corporation's New York State franchise taxes and the New York City General Corporation Tax if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City. Distributions by the Fund may be subject to state taxes in states other than New York and to local taxes in cities other than New York City, both for individual and corporate shareholders.



The foregoing is a summary of certain New York State and New York City income tax consequences of investing in the Fund. Shareholders should consult their tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.


OHIO TAX CONSIDERATIONS


Provided that the Fund continues to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions ("RIC and 50% value tests"), (i) distributions with respect to shares of the Fund ("Distributions") will be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax to the extent such Distributions are properly attributable to interest payments on Ohio Obligations, and (ii) Distributions of profit made on the sale, exchange, or other disposition of Ohio Obligations, including Distributions of "capital gain dividends," as defined in the Code, properly attributable to the sale, exchange, or other disposition of Ohio Obligations, will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.



Assuming the RIC and 50% value tests are satisfied, distributions that are properly attributable to interest on obligations of the United States or its territories or possessions (including obligations issued by the governments of the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam "Territorial Obligations", or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States will be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, will be excluded from the net income base of the Ohio corporation franchise tax.



However, other Distributions will generally not be exempt from Ohio personal income tax or from municipal and school district income taxes in Ohio, and shares of the Fund will not be excluded from the net worth base of the Ohio corporation franchise tax.


FUND CHARGES AND EXPENSES

Under the Funds' Management Agreement, the Funds pay the Advisor a monthly fee based on the Funds' combined average daily net assets, determined at the close of each business day during the month at the following annual rates: 0.50% on the first $2 billion and 0.45% of any excess over $2 billion.


The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.



                                       h

Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-        an annual flat fee of $10,000, paid monthly; and



- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:



                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



The shareholders' servicing and transfer agency fee arrangement between LFS and the Funds has been revised so that each Fund pays the following fees:



- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus



- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus



- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus



- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus



- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                                        CALIFORNIA FUND
                                                                     Years ended January 31
                                                        2002                2001                 2000
                                                      -------              -------              -------
Management fee (before reduction)                     $ 1,488             $ 1,403             $ 1,604
Bookkeeping fee                                           114                 108                 122
Shareholder service and transfer agent fee                433                 381                 494
12b-1 fees:
   Service fee (Classes A, B and C)                       546                 476                 532
   Distribution fee (Class B)                             425                 566                 680
   Distribution fee (Class C)                             128                  43                  53
Fees waived by the LFD(Class C)                           (51)                (17)                (21)



                                                                    CONNECTICUT FUND
                                                                  Years ended January 31
                                                      2002              2001              2000
                                                      -----             -----             -----
Management fee (before reduction)                     $ 800             $ 716             $ 815
Bookkeeping fee                                          66                60                67
Shareholder service and transfer agent fee              266               219               245
12b-1 fees:
   Service fee (Classes A, B and C)                     309               271               300
   Distribution fee (Class B)                           439               525               627
   Distribution fee (Class C)                            61                26                19
Fees waived or borne by the Advisor                    (294)             (249)             (238)
Fees waived by the LFD (Class C)                        (24)              (10)               (8)

                                                                    MASSACHUSETTS FUND
                                                                  Years ended January 31
                                                        2002              2001                 2000
                                                      -------             -----             -------
Management fee (before reduction)                     $ 1,029             $ 957             $ 1,106
Bookkeeping fee                                            82                76                  87
Shareholder service and transfer agent fee                374               291                 352
12b-1 fees:
   Service fee (Classes A, B and C)                       353               336                 387
   Distribution fee (Class B)                             316               349                 427
   Distribution fee (Class C)                              27                10                   8
Fees waived or borne by the Advisor                      (103)              (62)                (49)
Fees waived by the LFD (Class C)                          (11)               (4)                 (3)



                                                                    NEW YORK FUND
                                                                Years ended January 31
                                                       2002              2001              2000
                                                      -----             -----             -----
Management fee (before reduction)                     $ 478             $ 438             $ 511
Bookkeeping fee                                          43                40                45
Shareholder service and transfer agent fee              146               131               156
12b-1 fees:
   Service fee (Classes A, B and C)                     177               169               194
   Distribution fee (Class B)                           281               320               381
   Distribution fee (Class C)                            18                 5                 6
Fees waived or borne by the Advisor                    (201)             (194)             (182)
Fees waived or borne by LFD (Class C)                    (7)               (2)               (2)



                                                                      OHIO FUND
                                                                 Years ended January 31
                                                       2002            2001            2000
                                                      -----             ---            ----
Management fee (before reduction)                     $ 372             381            $466
Bookkeeping fee                                          36              36              42
Shareholder service and transfer agent fee              149             163             153
12b-1 fees:
   Service fee (Classes A, B and C)                     133             123             146
   Distribution fee (Class B)                           139             217             280
   Distribution fee (Class C)                             7               1               3
Fees waived or borne by the Advisor                      --              --              --
Fees waived or borne by LFD (Class C)                    (3)            (a)             (a)


(a) Rounds to less than one.

BROKERAGE COMMISSIONS (dollars in thousands)


                                                         CALIFORNIA FUND
                                                       Years ended January 31
                                               2002             2001            2000
                                               ----             ----            ----
Total commissions                               $2            $     2            $2
Directed transactions                            0             11,615             0
Commissions on directed transactions             0                (b)             0



                                       j

                                                          CONNECTICUT FUND
                                                      Years ended January 31
                                               2002             2001            2000
                                               ----             ----            ----
Total commissions                               $3            $     2            $1
Directed transactions                            0             44,384             0
Commissions on directed transactions             0                  1             0



                                       k

                                                         MASSACHUSETTS FUND
                                                        Years ended January 31
                                                2002            2001            2000
                                                ----            ----            ----
Total commissions                               $2            $     2            $2
Directed transactions                            0             17,172             0
Commissions on directed transactions             0                (b)             0



                                                           NEW YORK FUND
                                                       Years ended January 31
                                                2002           2001            2000
                                                ----           ----            ----
Total commissions                               $1            $    1            (b)
Directed transactions                            0             7,497            0
Commissions on directed transactions             0               (b)            0



                                                          OHIO FUND
                                                    Years ended January 31
                                              2002          2001           2000
                                              ----          ----           ----
Total commissions                              (b)          $  2            $7
Directed transactions                           0             95             0
Commissions on directed transactions            0              1             0


(b) Rounds to less than one.

TRUSTEES AND TRUSTEES' FEES


The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended January 31, 2002 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:



                                                                      Total Compensation from the Fund Complex
                                 Pension or Retirement Benefits      Paid to the Trustees for the Calendar Year
Trustee                       Accrued as Part of Fund Expenses (c)           Ended December 31, 2001(d)
-------
John A. Bacon(e)                              N/A                                   $   95,000
Robert Birnbaum                               N/A                                       25,300
Tom Bleasdale (e)                             N/A                                      103,000(f)
William W. Boyd(e)                            N/A                                       50,000
Lora S. Collins(e)                            N/A                                       96,000
James E. Grinnell (e)                         N/A                                      100,300
Douglas A. Hacker                             N/A                                      109,000
Janet Langford Kelly                          N/A                                      107.000
Richard W. Lowry                              N/A                                      135,300
Salvatore Macera                              N/A                                      110,000
William E. Mayer                              N/A                                      132,300
James L. Moody, Jr.(e)                        N/A                                       91,000
Charles R. Nelson                             N/A                                      109,000
John J. Neuhauser                             N/A                                      132,510
Joseph R. Palombo(g)                          N/A                                          N/A
 Thomas E. Stitzel                            N/A                                      109,000
Thomas C. Theobald                            N/A                                      112,000
Ann-Lee Verville                              N/A                                      114,000(h)



                                       l

                                              Aggregate
                           Aggregate          Compensation     Aggregate             Aggregate       Aggregate
                           Compensation       from             Compensation        Compensation      Compensation
                           from California    Connecticut      from Massachusetts   from New York    From Ohio Fund
                           Fund for the       Fund for the     Fund for the          Fund for the    for the Fiscal
                           Fiscal Year        Fiscal Year      Fiscal               Fiscal Year      Year Ended
                           Ended January      Ended January    Year Ended January   Ended January    January
Trustee                    31, 2002           31, 2002         31, 2002             31, 2002         31, 2002
-------                    --------           --------         --------             --------         --------
Tom Bleasdale                  N/A                N/A            N/A                  N/A               N/A
Lora S. Collins                N/A                N/A            N/A                  N/A               N/A
James E. Grinnell              N/A                n/A            N/A                  N/A               N/A
Douglas A. Hacker           $1,125               $754           $882                 $584              $533
Janet Langford Kelly         1,091                732            855                  567               517
Richard W. Lowry             1,130                758            886                  587               536
Salvatore Macera             1,136                762            890                  590               538
William E. Mayer             1,112                745            871                  577               526
James L. Moody, Jr             N/A                N/A            N/A                  N/A               N/A
Charles R. Nelson            1,125                754            882                  584               533
John J. Neuhauser            1,109                744            869                  577               527
Joseph R. Palombo              N/A                N/A            N/A                  N/A               N/A
Thomas E. Stitzel            1,113                746            872                  578               528
Thomas C. Theobald           1,146                769            898                  595               544
Anne-Lee Verville            1,181(h)             791(h)         925(h)               613(h)            559(h)



(c) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(d) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.



(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



(f) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.



(g) Mr. Palombo does not receive compensation because he is an employee of Colonial Management Associates, Inc. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(h) During the fiscal year ended January 31, 2002 and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,181 for the California Fund, $791 for the Connecticut Fund, $925 for the Massachusetts Fund, $613 for the New York Fund, $559 for the Ohio Fund and $114,000, respectively, pursuant to the deferred compensation plan.



ROLE OF THE BOARD OF TRUSTEES



The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review



                                      m
contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.



AUDIT COMMITTEE



Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended January 31, 2002, the Audit Committee convened six times.



GOVERNANCE COMMITTEE



Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended January 31, 2002, the Governance Committee convened one time.



                                       n

ADVISORY FEES & EXPENSES COMMITTEE



Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended January 31, 2002, the Advisory Fees & Expenses Committee convened four times.



TRADING OVERSIGHT COMMITTEE



Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisors in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended January 31, 2002, the Trading Oversight Committee convened two times.



SHARE OWNERSHIP



The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Massachusetts Fund and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.



                                                                       Aggregate Dollar Range of Equity
                                     Dollar Range of Equity       Securities Owned in All Funds Overseen by
       Name of Trustee              Securities Owned in The            Trustee in Liberty Fund Complex
                                       Massachusetts Fund
DISINTERESTED TRUSTEES
Douglas A. Hacker                              $0                               Over $100,000
Janet Langford Kelly                           $0                               Over $100,000
Richard W. Lowry (j)                           $0                               Over $100,000
Salvatore Macera                               $0                             $50,001-$100,0000
Charles R. Nelson                              $0                               Over $100,000
John J. Neuhauser (j)                  $50,001 - 100,000                        Over $100,000
Thomas E. Stitzel                              $0                              $50,001-$100,000
Thomas C. Theobald                             $0                               Over $100,000
Anne-Lee Verville                              $0                               Over $100,000
INTERESTED TRUSTEES

William E. Mayer (h)                           $0                              $50,001-$100,000
Joseph R. Palombo                              $0                                 $1-$10,000



(i) The Trustees did not beneficially own equity securities of the California Fund, Connecticut Fund, New York Fund and Ohio Fund as of December 31, 2001.



(j) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").





                                       o

                                       P

OWNERSHIP OF THE FUNDS


At April 30, 2002, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of each class of shares of the California, Connecticut, Massachusetts, New York and Ohio Funds.



As of record on April 30, 2002, the following shareholders owned 5% or more of the following Funds' then outstanding Class A, Class B and Class C shares:



California Fund: Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn: Fund Administration #9790P7, 4800 Deer Lake Drive E 2nd Floor, Jacsonville FL 32246-6484 (Class A: 5.27%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn: Fund Administration #974A5, (Class B: 6.05%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn: Fund Administration #97RE7, (Class C: 7.78%);



                                       q

Connecticut Fund: Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn: Fund Administration #977X0, 4800 Deer Lake Drive E 2nd Floor, Jacsonville FL 32246-6484 (Class A: 11.64%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn: Fund Administration #97169, 4800 Deer Lake Drive E 2nd Floor, Jacsonville FL 32246-6484 (Class B: 12.76%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers Attn:
Fund Administration #97RE8, 4800 Deer Lake Drive E 2nd Floor, Jacsonville FL 32246-6484 (Class C: 23.73%); Wexford Clearing Services, Corp FBO Bronius, Aleksandravicius, 448 Tunxis Ave., Bloomfield, CT 06002-1127 (Class C: 6.28%)







Massachusetts Fund: Salomon Smith Barney Inc., 00166G08273, 333 West 34th St., 3rd Floor, New York, NY 10001-2483 (Class C: 7.03%); US Clearing Corp, FBO 247-01330-14, 26 Broadway, New York, NY 10004-1703 (Class C: 5.60%); Merrill
Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers, Attn: Fund Administration #97RF0, 4800 Deer Lake Dr., E 2nd Fl, Jacksonville, Fl 32246-6484 (Class C: 44.16%)







New York Fund: NFSC FEBO #C1Q-264326, Yuval Shenhar, 114 Horatio Street, Apt. 410, New York, NY 10014-1574 (Class C: 6.89%); Vernon Van Aken & Carol Walker JTWROS, 40 Scarborogh Lane, Wappingers Falls, NY 12590-5164 (Class C: 7.06%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers,
Attn: Fund Administration #974A6, 4800 Deer Lake Dr., E 2nd Fl, Jacksonville, Fl 32246-6484 (Class B: 17.05%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers, Attn: Fund Administration #97RF6, 4800 Deer Lake Dr., E 2nd Fl, Jacksonville, Fl 32246-6484 (Class C: 20.26%); Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit of its Customers, Attn: Fund Administration #971C2, 4800 Deer Lake Dr., E 2nd Fl, Jacksonville, Fl 32246-6484 (Class A:
11.70%)







Ohio Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., For The Sole Benefit of its Customers, Attn: Fund Administration #974A7, 4800 Deer Lake Drive E, 2nd Floor, Jacksonville, FL 32246-6484 (Class B: 7.90%); NFSC FEBO #OHE-586374, Westminister 1355 Partnership, M. Howard Petricoff, 170 Webster Park, Columbus, OH 43214-3515, (Class C: 6.87%); NFSC FEB #OHE-599298, Elwood F Ransdell, 771 McCann Road, Greenfield, OH 45123-9530, (Class C: 5.92%); Raymond James & Assoc Inc., FAP Darvin Sanders & Gail Sanders JT/WROS, 8717 Marjory Dr., Mentor, OH 44060-1976 (Class C: 8.05%); Attn: Mutual Funds, Fiserv Securities Inc., FAO 25 063005, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7008, (Class C: 25.93%); c/o Thomas W. Rose, First Clearing Corp., A/C 8288-9739, TDR Builders Inc., 10881 Billingham Ave., NW, Uniontown, OH 44685-9143 (Class C: 8.16%); Painewebber For The Benefit of Anacleto Galli, 3600 Delamaere Ave., Columbus, OH 43220-5017, (Class C: 6.50%)



(Class B: shares, 7.90%), (Class C 5.92%)



At April 30, 2002, there were the following number of shareholders of each Fund:



                                       r

                             Class A          Class B         Class C
                             -------          -------         -------
California Fund               3,762              826            237
Connecticut Fund              1,938            1,149            243
Massachusetts Fund            3,047              970             69
New York Fund                 1,252              720             74
Ohio Fund                     1,945              376             40


SALES CHARGES (dollars in thousands)

                                 CLASS A SHARES


                                                                  CALIFORNIA FUND
                                                               Years ended January 31
                                                         2002            2001            2000
                                                         ----            ----            ----
Aggregate initial sales charges on Fund share            $383            $265            $189
sales
Initial sales charges retained by LFD                      43              18              25
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by LFD              (k)             (k)               0



                                                                        CONNECTICUT FUND
                                                                     Years ended January 31
                                                               2002            2001            2000
                                                               ----            ----            ----
Aggregate initial sales charges on Fund share sales            $285            $387            $387
Initial sales charges retained by LFD                            28              18              18
Aggregate CDSC on Fund redemptions retained by LFD                0             (k)               0



                                       s

                                                                       MASSACHUSETTS FUND
                                                                     Years ended January 31
                                                              2002             2001            2000
                                                              ----             ----            ----
Aggregate initial sales charges on Fund share sales            $240            $162            $447
Initial sales charges retained by LFD                            29              11              24
Aggregate CDSC on Fund redemptions retained by LFD              (k)             (k)               0



                                                                            NEW YORK FUND
                                                                         Years ended January 31
                                                             2002             2001            2000
                                                             ----             ----            ----
Aggregate initial sales charges on Fund share sales          $ 96             $100             $224
Initial sales charges retained by LFD                         159                4               12
Aggregate CDSC on Fund redemptions retained by LFD             13                0                0



                                                                               OHIO FUND
                                                                         Years ended January 31
                                                              2002           2001            2000
                                                              ----           ----            ----
Aggregate initial sales charges on Fund share sales            $43            $50            $146
Initial sales charges retained by LFD                            4              4               7
Aggregate CDSC on Fund redemptions retained by LFD             (k)            (k)             139


                                 CLASS B SHARES


                                                                             CALIFORNIA FUND
                                                                         Years ended January 31
                                                              2002               2001               2000
                                                              ----               ----               ----
Aggregate CDSC on Fund redemptions retained by LFD             $91               $129               $217



                                                                             CONNECTICUT FUND
                                                                          Years ended January 31
                                                              2002               2001               2000
                                                              ----               ----               ----
Aggregate CDSC on Fund redemptions retained by LFD             $95               $111               $199



                                                                            MASSACHUSETTS FUND
                                                                          Years ended January 31
                                                              2002               2001               2000
                                                              ----               ----               ----
Aggregate CDSC on Fund redemptions retained by LFD             $42                $70               $129



                                                                              NEW YORK FUND
                                                                          Years ended January 31
                                                              2002               2001               2000
                                                              ----               ----               ----
Aggregate CDSC on Fund redemptions retained by LFD             $94                $78               $100



                                                                                OHIO FUND
                                                                          Years ended January 31
                                                              2002                 2001                2000
                                                              ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by LFD             $21                  $28                 $72


                                 CLASS C SHARES


                                                                             CALIFORNIA FUND
                                                                         Years ended January 31
                                                              2002                 2001                2000
                                                              ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by LFD              $8                 $1                    $3



                                                                             CONNECTICUT FUND
                                                                          Years ended January 31
                                                              2002                2001                 2000
                                                              ----                ----                 ----
Aggregate CDSC on Fund redemptions retained by LFD              $4                (k)                   $5



                                       t

                                                                          MASSACHUSETTS FUND
                                                                         Years ended January 31
                                                              2002                2001                 2000
                                                              ----                ----                 ----
Aggregate CDSC on Fund redemptions retained by LFD             (k)                 $2                  (k)



                                                                              NEW YORK FUND
                                                                          Years ended January 31
                                                              2002                2001                 2000
                                                              ----                ----                 ----
Aggregate CDSC on Fund redemptions retained by LFD              $6                  0                   $2



                                                                                OHIO FUND
                                                                          Years ended January 31
                                                              2002                2001                 2000
                                                              ----                ----                 ----
Aggregate CDSC on Fund redemptions retained by LFD             (k)                  0                  (k)



(k) Rounds to less than one.



12B-1 PLAN, CDSCS AND CONVERSION OF SHARES



The Funds each offer three classes of shares - Class A, Class B and Class C. Each Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the Act. Under the Plan, each Fund pays LFD monthly a service fee at an annual rate of 0.10% of each Fund's net assets attributed to the outstanding shares of each class on December 1, 1994, and a service fee of 0.25% of each Fund's net assets attributed to each class of shares issued and outstanding thereafter. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to each Fund's Class B and Class C shares. LFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.


The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC for periods up to six years after the purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


                                       u

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Funds for the fiscal year ended January 31, 2002 were:



                                                          CALIFORNIA FUND                          CONNECTICUT FUND
                                                 Class A      Class B       Class C      Class A      Class B         Class C
                                                 -------      -------       -------      -------      -------         -------
Fees to FSFs                                       $472        $438          $412         $268         $478            $103
Cost of sales material
  (including printing and mailing expenses)         114          76           174          102           84              59
Allocated travel, entertainment and other
  promotional expenses (including                    62          41            94           56           46              32
  advertising)



                                                        MASSACHUSETTS FUND                        NEW YORK FUND
                                                 Class A      Class B      Class C      Class A       Class B      Class C
                                                 -------      -------      -------      -------       -------      -------
Fees to FSFs                                       $398         $378          $35         $224         $388            $62
Cost of sales material
  (including printing and mailing expenses)         176           73           18           82           70             28
Allocated travel, entertainment and other
  promotional expenses (including                    91           38            9           43           37             15
  advertising)



                                                            OHIO FUND
                                                 Class A      Class B      Class C
                                                 -------      -------      -------
Fees to FSFs                                        $119         $91         $12
Cost of sales material (including printing            21          20           8
  and mailing expenses)
Allocated travel, entertainment and other              9           9           3
  promotional expenses (including
  advertising)


INVESTMENT PERFORMANCE


The Funds' Class A, Class B and Class C share yields for the month ended January 31, 2002 were:


                                             CLASS A SHARES

                                                 Yield             Tax-Equivalent Yield(l)      Adjusted Yield(m)
                                                  ----                      ----
California Fund                                   3.90%                     7.00%                    N/A
Connecticut Fund                                  3.40%                     5.80%                   2.53%
Massachusetts Fund                                4.00%                     6.90%                   3.40%
New York Fund                                     4.11%                     7.19%                   3.82
Ohio Fund                                         3.59%                     6.32%                    N/A


                                             CLASS B SHARES

                                                  Yield            Tax-Equivalent Yield(l)      Adjusted Yield(m)
                                                  ----                      ----
California Fund                                   3.43%                     6.16%                        N/A
Connecticut Fund                                  2.80%                     4.78%                      1.88%
Massachusetts Fund                                3.43%                     5.92%                      2.80%
New York Fund                                     3.56%                     6.22%                      3.26%
Ohio Fund                                          3.02%                    5.32%                        N/A


                                             CLASS C SHARES

                                                  Yield            Tax-Equivalent Yield(l)      Adjusted Yield(m)
California Fund                                   3.64%                     6.54%                      3.34%
Connecticut Fund                                  3.10%                     5.29%                      1.88%
Massachusetts Fund                                3.74%                     6.45%                      2.81%
New York Fund                                     3.86%                     6.75%                      3.26%
Ohio Fund                                         3.31%                     5.83%                      3.01%




(l) Calculated using the effective maximum combined federal and state tax rates.



(m)   Without voluntary expense limit/waiver.

The following Funds' average annual total returns at January 31, 2002 were:



                                                 CLASS A SHARES(n)



                                                 CALIFORNIA FUND
                                        1 year           5 years           10 years
                                        -----              ----             ----
With sales charge of 4.75%              (0.27)%            5.21%            5.79%
Return after taxes
  on Distributions                      (0.60)             5.00             5.68
Return after taxes
  on Distributions and
  Sale of Fund shares                    1.67              5.06             5.66
Without sales charge                     4.70              6.24             6.31
Return after taxes
  on Distributions                       4.35              6.03             6.20
Return after taxes
  on Distributions and
  Sale of Fund shares                    4.82              5.92             6.11



                                                   CONNECTICUT FUND

                                        1 year          5 years          10 years
                                         ----             ----             ----
With sales charge of 4.75%               1.20%            5.24%            6.01%
Return after taxes
  on Distributions                       1.16             5.23             5.98
Return after taxes
  on Distributions and
  Sale of Fund shares                    2.47             5.16             5.87
Without sales charge                     6.25             6.27             6.52
Return after taxes
  on Distributions                       6.20             6.26             6.50
Return after taxes
  on Distributions and
  Sale of Fund shares                    5.65             6.03             6.33



                                                  MASSACHUSETTS FUND
                                        1 year           5 years         10 Years
With sales charge of 4.75%               0.61%            4.96%            6.02%
Return after taxes
  on Distributions                       0.45             4.76             5.91
Return after taxes
  on Distributions and
  Sale of Fund shares                    2.20             4.90             5.89
Without sales charge                     5.62             5.99             6.54
Return after taxes
  on Distributions                       5.46             5.79             6.42
Return after taxes
  on Distributions and
  Sale of Fund shares                    5.37             5.76             6.35



                                       w

                                                      NEW YORK FUND
                                        1 year           5 years         10 Years
With sales charge of 4.75%               0.73%            5.18%            5.94%
Return after taxes
  on Distributions                       0.73             5.17             5.93
Return after taxes
  on Distributions and
  Sale of Fund shares                    2.11             5.12             5.85
Without sales charge                     5.75             6.21             6.46
Return after taxes
  on Distributions                       5.75             6.21             6.46
Return after taxes
  on Distributions and
  Sale of Fund shares                    5.27             5.99             6.31



                                                       OHIO FUND

                                        1 year           5 years          10 years
                                         ----             ----             ----
With sales charge of 4.75%               0.11%            4.37%            5.38%
Return after taxes
  on Distributions                       0.11             4.24             5.32
Return after taxes
  on Distributions and
  Sale of Fund shares                    1.59             4.38             5.32
Without sales charge                     5.10             5.39             5.90
Return after taxes
  on Distributions                       5.10             5.26             5.83
Return after taxes
  on Distributions and
  Sale of Fund shares                    4.73             5.24             5.77


                                CLASS B SHARES(n)

                                                                    CALIFORNIA FUND

                                               1 year                      5 years                  10 years
                                               -----                        ----                    ----
With applicable CDSC                    (1.00)%(5.00% CDSC)           5.13% (2.00% CDSC)            5.56%(o)
Return after taxes
  on Distributions                             (1.34)                       4.92                    5.45(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           1.02                        4.87                    5.36(o)
Without CDSC                                    3.94                        5.45                    5.56(o)
Return after taxes
  on Distributions                              3.60                        5.25                    5.45(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.06                        5.14                    5.36(o)



                                                                    CONNECTICUT FUND

                                               1 year                      5 years                10 years
                                                ----                        ----                    ----
With applicable CDSC                     0.49% (5.00% CDSC)           5.16% (2.00% CDSC)            5.76% (o)
Return after taxes
  on Distributions                              0.44                        5.15                    5.74)(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           1.82                        4.98                    5.57(o)
Without CDSC                                    5.49                        5.48                    5.76(o)
Return after taxes
  on Distributions                              5.44                        5.47                    5.74(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.89                        5.24                    5.57(o)

                                                                   MASSACHUSETTS FUND

                                               1 year                      5 years                  10 years
                                               -----                        ----                    ----
With applicable CDSC                    (0.14)% (5.00% CDSC)         4.88% (2.00% CDSC)             5.78%(o)
Return after taxes
  on Distributions                             (0.30)                       4.67                    5.67(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           1.54                        4.72                    5.59(o)
Without CDSC                                    4.86                        5.21                    5.78(o)
Return after taxes
  on Distributions                              4.70                        5.01                    5.67(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.61                        4.98                    5.59(o)



                                                                        NEW YORK FUND

                                               1 year                      5 years                    10 years
                                               -----                        ----                       ----
With applicable CDSC                    (0.01)% (5.00% CDSC)         5.08% (2.00% CDSC)           5.70%(o)
Return after taxes
  on Distributions                             (0.01)                       5.07                       5.70(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           1.44                        4.93                       5.56(o)
Without CDSC                                    4.99                        5.41                       5.70(o)
Return after taxes
  on Distributions                              4.99                        5.40                       5.70(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.51                        5.19                       5.56(o)



                                                                          OHIO FUND

                                               1 year                      5 years                    10 years
                                               -----                        ----                       ----
With applicable CDSC                    (0.65)% (5.00% CDSC)         4.27% (2.00% CDSC)           5.15%(o)
Return after taxes
  on Distributions                             (0.65)                       4.14                       5.09(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           0.91                        4.19                       5.02(o)
Without CDSC                                    4.35                        4.61                       5.15(o)
Return after taxes
  on Distributions                              4.35                        4.48                       5.02(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           3.98                        4.46                       5.02(o)



                                CLASS C SHARES(n)


                                                                       CALIFORNIA FUND

                                               1 year                      5 years                    10 years
                                                ----                       ----                        ----
With applicable CDSC                 3.26%(1.00% CDSC)                    5.81%(o)                     6.09%(o)
Return after taxes
  on Distributions                              2.91                       5.61(o)                     5.99 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           3.76                       5.50(o)                     5.90 (o)



                                       y

                                                                       CALIFORNIA FUND

                                               1 year                      5 years                    10 years
                                                ----                       ----                        ----
Without CDSC                                    4.24%                      5.81%(o)                    6.09%(o)
Return after taxes
  on Distributions                              3.90                       5.61(o)                     5.99 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.36                       5.50(o)                     5.90 (o)



                                                                        CONNECTICUT FUND

                                               1 year                      5 years              10 years
                                                ----                       ----                  ----
With applicable CDSC                 4.79% (1.00% CDSC)                   5.85%(o)              6.31%(o)
Return after taxes
  on Distributions                              4.74                       5.84(o)               6.29(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.58                       5.61(o)               6.12(o)
Without CDSC                                    5.79                       5.85(o)               6.31(o)
Return after taxes
  on Distributions                              5.74                       5.84(o)               6.29(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           5.19                       5.61(o)               6.12(o)



                                                                       MASSACHUSETTS FUND

                                               1 year                      5 years                      10 years
                                                ----                       ----                         ----
With applicable CDSC                 4.17% (1.00% CDSC)                   5.56%(o)                     6.32%(o)
Return after taxes
  on Distributions                              4.00                       5.36(o)                      6.21(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.30                       5.34(o)                      6.13(o)
Without CDSC                                    5.17                       5.56(o)                      6.32(o)
Return after taxes
  on Distributions                              5.00                       5.36(o)                      6.21(o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.91                       5.34(o)                      6.13(o)



                                                                         NEW YORK FUND

                                               1 year                      5 years                      10 years
                                                ----                       ----                         ----
With applicable CDSC                      4.29% (1.00% CDSC)                5.78%(o)                    6.24%(o)
Return after taxes
  on Distributions                              4.29                       5.77(o)                      6.24 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.20                       5.56(o)                      6.10 (o)
Without CDSC                                    5.29                       5.78(o)                     6.24  (o)
Return after taxes
  on Distributions                              5.29                       5.77(o)                      6.24 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.81                       5.56(o)                      6.10 (o)



                                       z


                                                                           OHIO FUND

                                               1 year                      5 years                      10 years
                                                ----                       ----                         ----
With applicable CDSC                     3.65% (1.00% CDSC)               4.97%(o)                      5.68%(o)
Return after taxes
  on Distributions                              3.65                       4.84(o)                      5.62 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           3.66                       4.81(o)                      5.56 (o)
Without CDSC                                    4.65                       4.97                         5.68
Return after taxes
  on Distributions                              4.65                       4.84(o)                      5.62 (o)
Return after taxes
  on Distributions and
  Sale of Fund shares                           4.28                       4.81(o)                      5.56 (o)



(n) Performance results reflect any voluntary waiver or reimbursement by the Advisor or its affiliates of Class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.



(o) Newer Class share performance includes returns of each Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The oldest existing share returns were not restated to reflect any expense differential (i.e., Rule 12b-1 fees) between the oldest existing fund class shares and the newer class shares. Had the expense differential been reflected, the returns of all of the Funds, for periods prior to the inception of the newer class shares, would have been lower.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS


State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02101 is the Funds' custodian. The Funds' custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS/AUDITORS OF THE FUNDS


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624 are the independent accountants for the New York Fund and the Ohio Fund. Ernst & Young LLP, located at 200 Clarendon Street, Boston MA 02116 are the independent auditors for the California Fund, the Connecticut Fund and the Massachusetts Fund. Both firms provide audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to June 18, 1999, PricewaterhouseCoopers LLP were the independent accountants for the California Fund, the Connecticut Fund and the Massachusetts Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP and Ernst & Young LLP given on the authority of said firms as experts in accounting and auditing.

                                       aa

                           [LIBERTY FUNDS LETTERHEAD]

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES
A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES
Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower- rated debt securities;

2. the secondary market for lower -rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower- rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower- rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.


The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.


OTHER INVESTMENT COMPANIES
The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)
The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.


SECURITIES LOANS
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an Aagency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.


The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time.

Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS
When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.


FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the

AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.


EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.


FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                         Number of
                                                                                                        Portfolios
                                           Year First                                                     in Fund
                               Position    Elected or                                                     Complex        Other
         Name, Address       with Liberty   Appointed             Principal Occupation(s)                Overseen     Directorships
            and Age             Funds       to Office             During Past Five Years                by Trustee        Held
            -------             -----      ----------             ----------------------                ----------    -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)      Trustee      2000     President of UAL Loyalty Services and Executive       103          None
P.O. Box 66100                                        Vice President of United Airlines (airline)
Chicago, IL 60666                                     since September, 2001 (formerly Executive Vice
                                                      President from July, 1999 to September, 2001);
                                                      Chief Financial Officer of United Airlines
                                                      since July, 1999; Senior Vice President and
                                                      Chief Financial Officer of UAL, Inc. prior
                                                      thereto.

Janet Langford Kelly (Age 44)   Trustee      2000     Executive Vice President-Corporate Development        103          None
One Kellogg Square                                    and Administration, General Counsel and
Battle Creek, MI 49016                                Secretary, Kellogg Company (food manufacturer),
                                                      since September, 1999; Senior Vice President,
                                                      Secretary and General Counsel, Sara Lee
                                                      Corporation (branded, packaged, consumer-
                                                      products manufacturer) prior thereto.

Richard W. Lowry (Age 65)       Trustee      1995     Private Investor since August, 1987 (formerly         105          None
10701 Charleston Drive                                Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                  Plywood Corporation (building products
                                                      manufacturer)).


Salvatore Macera (Age 70)       Trustee      1998     Private Investor since 1981 (formerly Executive       103          None
26 Little Neck Lane                                   Vice President and Director of Itek Corporation
New Seabury, MA  02649                                (electronics) from 1975 to 1981).


                                                                                                         Number of
                                                                                                        Portfolios
                                           Year First                                                     in Fund
                               Position    Elected or                                                     Complex        Other
         Name, Address       with Liberty   Appointed             Principal Occupation(s)                Overseen     Directorships
            and Age             Funds       to Office             During Past Five Years                by Trustee        Held
            -------             -----      ----------             ----------------------                ----------    -------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 59)      Trustee      2000     Van Voorhis Professor, Department of Economics,       103          None
Department of Economics                               University of Washington since January, 1976;
University of Washington                              consultant on econometric and statistical
Seattle, WA 98195                                     matters.

John J. Neuhauser (Age 58)      Trustee      1985     Academic Vice President and Dean of Faculties         105       Saucony, Inc.
84 College Road                                       since August, 1999, Boston College (formerly                     (athletic
Chestnut Hill, MA 02467-3838                          Dean, Boston College School of Management from                   footwear);
                                                      September, 1977 to September, 1999).                             SkillSoft
                                                                                                                         Corp.

Thomas E. Stitzel (Age 66)      Trustee      1998     Business Consultant since 1999 (formerly              103          None
2208 Tawny Woods Place                                Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                      from 1977 to 1991, College of Business, Boise
                                                      State University); Chartered Financial Analyst.



                                                                                                Number of
                                                                                                Portfolios
                                           Year First                                            in Fund
                               Position    Elected or                                            Complex              Other
         Name, Address       with Liberty   Appointed             Principal Occupation(s)       Overseen          Directorships
            and Age             Funds       to Office             During Past Five Years        by Trustee            Held
            -------             -----      ----------             ----------------------        ----------       -------------

DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 64)    Trustee       2000     Managing Director, William Blair Capital      103         Xerox Corporation
Suite 1300                                            Partners (private equity investing) since              (business products and
222 West Adams Street                                 September, 1994 (formerly Chief Executive                services), Anixter
Chicago, IL 60606                                     Officer and Chairman of the Board of                   International (network
                                                      Directors, Continental Bank Corporation).                 support equipment
                                                                                                            distributor), Jones Lang
                                                                                                              LaSalle (real estate
                                                                                                            management services) and
                                                                                                                MONY Group (life
                                                                                                                   insurance).

Anne-Lee Verville (Age 56)     Trustee      1998      Author and speaker on educational systems     103     Chairman of the Board of
359 Stickney Hill Road                                needs (formerly General Manager, Global               Directors, Enesco Group,
Hopkinton, NH  03229                                  Education Industry from 1994 to 1997, and             Inc. (designer, importer
                                                      President, Applications Solutions Division             and distributor of
                                                      from 1991 to 1994, IBM Corporation (global                giftware and
                                                      education and global applications)).                     collectibles).


                                                                                                    Number of
                                            Year First                                            Portfolios in
                               Position    Elected or                                             Fund Complex          Other
          Name, Address      with Liberty   Appointed            Principal Occupation(s)            Overseen         Directorships
             and Age            Funds       to Office            During Past Five Years            by Trustee            Held
             -------            -----       ---------            ----------------------            ----------        -------------
INTERESTED TRUSTEES
William E. Mayer* (Age 61)     Trustee       1994     Managing Partner, Park Avenue Equity Partners    105    Lee Enterprises (print
399 Park Avenue                                       (private equity fund               ) since              and on-line media), WR
Suite 3204                                            February, 1999 (formerly Founding Partner,                  Hambrecht + Co.
New York, NY 10022                                    Development Capital LLC from November 1996 to             (financial service
                                                      February, 1999; Dean and Professor, College of          provider)First Health
                                                      Business and Management, University of Maryland       (healthcare) and Systech
                                                      from October, 1992 to November, 1996).                  Retail Systems (retail
                                                                                                                industry technology
                                                                                                                     provider)

Joseph R. Palombo* (Age 48)   Trustee and    2000     Chief Operating Officer of Columbia Management    103            None
One Financial Center          Chairman of               Group, Inc. (Columbia Management Group) since
Boston, MA 02111               the Board                November, 2001; formerly Chief Operations
                                                        Officer of Mutual Funds, Liberty Financial
                                                        Companies, Inc. from August, 2000 to November,
                                                        2001; Executive Vice President of Stein Roe &
                                                        Farnham Incorporated (Stein Roe) since April,
                                                        1999; Executive Vice President and Director of
                                                        the Advisor since April, 1999; Executive Vice
                                                        President and Chief Administrative Officer of
                                                        Liberty Funds Group, LLC ("LFG") since April,
                                                        1999; Director of Stein Roe since September,
                                                        2000; Trustee and Chairman of the Board of the
                                                        Stein Roe Mutual Funds since October, 2000;
                                                        Manager of Stein Roe Floating Rate Limited
                                                        Liability Company since October, 2000 (formerly
                                                        Vice President of the Liberty Funds from April,
                                                        1999 to August, 2000; Chief Operating Officer
                                                        and Chief Compliance Officer, Putnam Mutual
                                                        Funds from December, 1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                     Year First
                                      Position       Elected or
          Name, Address             With Liberty    Appointed to                Principal Occupation(s)
             and Age                    Funds          Office                   During Past Five Years
             -------                    -----          ------                   ----------------------
            Officers
            --------
Keith T. Banks (Age 46)               President         2001       President of the Liberty Funds since November,
Columbia Management Group, Inc.                                    2001; Chief Investment Officer and Chief
590 Madison Avenue, 36th Floor                                     Executive Officer of Columbia Management Group
Mail Stop NY EH 30636A                                             since August, 2000 (formerly Managing Director
New York, NY  10022                                                and Head of U.S. Equity, J.P. Morgan Investment
                                                                   Management from November, 1996 to August, 2000).


Vicki L. Benjamin (Age 40)              Chief           2001       Controller of the Liberty Funds and Liberty
One Financial Center                 Accounting                    All-Star Funds since May, 2002; Chief Accounting
Boston, MA 02111                     Officer and                   Officer of the Liberty Funds and Liberty
                                     Controller                    All-Star Funds since June, 2001; Vice President
                                                                   of LFG since April, 2001 (formerly Vice
                                                                   President, Corporate Audit, State Street Bank
                                                                   and Trust Company from May, 1998 to April, 2001;
                                                                   Audit Manager from July, 1994 to June, 1997;
                                                                   Senior Audit Manager from July, 1997 to May,
                                                                   1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)         Treasurer         2000       Treasurer of the Liberty Funds and of the
One Financial Center                                               Liberty All-Star Funds since December, 2000
Boston, MA 02111                                                   (formerly Controller of the Liberty Funds and of
                                                                   the Liberty All-Star Funds from February, 1998 to
                                                                   October, 2000); Treasurer of the Stein Roe Funds since
                                                                   February, 2001 (formerly Controller from May,
                                                                   2000 to February, 2001); Senior Vice President of
                                                                   LFG since January, 2001 (formerly Vice President
                                                                   from April, 2000 to January, 2001; Vice President of
                                                                   the Advisor from February, 1998 to October, 2000;
                                                                   Senior Tax Manager, Coopers & Lybrand, LLP from April,
                                                                   1996 to January, 1998).

                                                     Year First
                                      Position       Elected or
          Name, Address             with Liberty    Appointed to                Principal Occupation(s)
             and Age                    Funds          Office                   During Past Five Years
             -------                    -----          ------                   ----------------------
             Officers
             --------






Jean S. Loewenberg (Age 56)         Secretary        2002          Secretary of the Liberty Funds and of the
One Financial Center                                               Liberty All-Star Funds since February, 2002;
Boston, MA 02111                                                   Senior Vice President and Group Senior
                                                                   Counsel, FleetBoston Financial Corporation
                                                                   since November, 1996.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND )


Under Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).


Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.


With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

      (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

      (h) Monitoring the investments and operations of the following Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

- in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.


BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.


The Advisor may use the services of Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.


PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


CODE OF ETHICS
The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at HTTP://WWW.SEC.GOV, and may also be obtained, after paying a duplicating fee, by electronic request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.


AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.


Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.


Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.


LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.





SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment . Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, S and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.


You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.


You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.


Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.            the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.


STATEMENT OF INTENT (Class A and Class T shares only).

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
            (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.


By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD
MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding.

Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.


GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                             STANDARD & POOR'S (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES: SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                                   FITCH INC.


INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001

SOURCE            CATEGORY                                         RETURN (%)
------            --------                                         ----------

CREDIT SUISSE FIRST BOSTON:

                  CSFB High Yield Index                              5.78
                  CSFB Leveraged Loan Index                          2.66

LIPPER,
INC.:

                  AMEX Composite Index P                               -5.59
                  AMEX Computer Tech IX P                             -15.09
                  AMEX Institutional IX P                             -15.78
                  AMEX Major Market IX P                               -4.75
                  Bse Sensex Index                                    -17.87
                  CAC 40: FFR IX P                                    -21.97
                  CD Rate 1 Month Index Tr                              3.88
                  CD Rate 3 Month Index Tr                              3.74
                  CD Rate 6 Month Index Tr                              3.69
                  Consumer Price Index                                   N/A
                  DAX:DM IX TR                                        -19.79
                  Domini 400 Social Index                                N/A
                  Dow Jones 65 Comp Av P                              -12.82
                  Dow Jones Ind Average P                              -7.10
                  Dow Jones Ind Dly Reinv                              -5.43
                  Dow Jones Ind Mth Reinv                              -5.42
                  Dow Jones Trans Av P                                -10.41
                  Dow Jones Trans Av Tr                                -9.30
                  Dow Jones Util Av P                                 -28.68
                  Dow Jones Util Av Tr                                -26.27
                  Ft/S&P Act Wld Ex US IX                             -21.47
                  Jakarta Composite Index                              -5.83
                  Jasdaq Index:Yen P                                  -12.92
                  Lehman 1-3 Govt/Cred Tr                               8.78
                  Lehman 1-3 Govt/Credit P                              2.73
                  Lehman Aggregate Bd P                                 1.97
                  Lehman Aggregate Bd Tr                                8.44
                  Lehman Cr Bd Int P                                    2.69
                  Lehman Cr Bd Int Tr                                   9.77
                  Lehman Govt Bd Int P                                  2.40
                  Lehman Govt Bd Int Tr                                 8.42
                  Lehman Govt Bd Long P                                -1.91
                  Lehman Govt Bd Long Tr                                4.34
                  Lehman Govt Bd P                                      1.14
                  Lehman Govt Bd Tr                                     7.23
                  Lehman Govt/Cr Bd P                                   1.90
                  Lehman Govt/Cr Bd Tr                                  8.50
                  Lehman Govt/Cr Int P                                  2.50
                  Lehman Govt/Cr Int Tr                                 8.96
                  Lehman High Yield P                                  -4.23
                  Lehman High Yield Tr                                  5.28
                  Lehman Muni 10 Yr IX P                               -0.45

                  Lehman Muni 10 Yr IX Tr                               4.62
                  Lehman Muni 3 Yr IX P                                 1.37
                  Lehman Muni 3 Yr IX Tr                                6.59
                  Lehman Muni 5 Yr IX Tr                                6.21
                  Lehman Muni Bond IX P                                -0.16
                  Lehman Muni Bond IX Tr                                5.13
                  ML 10+ Yr Treasury IX Tr                              4.21
                  ML 1-10 YR CORP BD IX P                               2.95
                  ML 1-10 YR CORP BD IX TR                             10.02
                  ML 1-3 Yr Muni IX P                                   0.93
                  ML 1-3 Yr Muni IX Tr                                  6.04
                  ML 1-3 Yr Treasury IX P                               2.43
                  ML 1-3 Yr Treasury IX Tr                              8.30
                  ML 1-5 Yr Gv/Cp Bd IX P                               2.68
                  ML 1-5 Yr Gv/Cp Bd IX Tr                              8.98
                  ML 15 Yr Mortgage IX P                                2.19
                  ML 15 Yr Mortgage IX Tr                               8.34
                  ML 1-5 Yr Treasury IX P                               2.28
                  ML 1-5 Yr Treasury IX Tr                              8.37
                  ML 3 MO T-Bill IX Tr                                  4.42
                  ML 3-5 Yr Govt IX P                                   2.36
                  ML 3-5 Yr Govt IX Tr                                  8.75
                  ML 3-7 Yr Muni IX Tr                                  5.97
                  ML 7-12 YR MUNI IX P                                 -0.55
                  ML 7-12 YR MUNI IX TR                                 4.54
                  ML Corp Master Index P                                3.38
                  ML Corp Master Index Tr                              10.70
                  ML Gov/ Corp Master IX T                              8.43
                  ML Govt Master Index P                                1.03
                  ML Govt Master Index Tr                               7.18
                  ML Govt/Corp Master IX P                              1.87
                  ML HIGH YLD MASTER 2  P                              -4.76
                  ML HIGH YLD MASTER 2  TR                              4.48
                  ML High Yld Master IX P                              -3.88
                  ML High Yld Master IX Tr                              6.20
                  ML US CP/GV 10+ YR IX P                               0.12
                  ML US CP/GV 10+ YR IX TR                              7.02
                  ML US DOM MASTER  IX P                                1.84
                  ML US DOM MASTER  IX TR                               8.32
                  MSCI AC Americas Free GD                            -12.18
                  MSCI AC Americas Free ID                            -13.43
                  MSCI AC Asia Fr-Ja IX GD                             -3.84
                  MSCI AC Asia Fr-Ja IX ID                             -5.94
                  MSCI AC ASIA PAC FR DGD                             -20.73
                  MSCI AC ASIA PAC FR DND                             -20.93
                  MSCI AC ASIA PAC FR P IX                            -21.84
                  MSCI AC Asia Pac Fr-J GD                             -2.40
                  MSCI AC Asia Pac FR-J IX                             -4.79
                  MSCI AC Europe IX GD                                -19.49
                  MSCI AC Europe IX ID                                -21.08
                  MSCI AC Fe Free IX GD                               -22.96
                  MSCI AC Fe Free IX ID                               -23.87
                  MSCI AC Fe Fr-Ja IX GD                               -2.08
                  MSCI AC Fe Fr-Ja IX ID                               -4.19
                  MSCI AC Pac Fr-Jpn IX GD                             -0.99

                  MSCI AC Pac Fr-Jpn IX ID                             -3.41
                  MSCI AC Pacific FR IX ID                            -21.84
                  MSCI AC WLD FR VAL IX GD                            -13.87
                  MSCI AC WLD FR-US GR DGD                            -23.43
                  MSCI AC World Free IX GD                            -15.91
                  MSCI AC World Free Ix ID                            -17.26
                  MSCI AC World Fr-USA GD                             -19.50
                  MSCI AC World Fr-USA ID                             -20.98
                  MSCI AC WRLD FR GR DGD                              -18.55
                  MSCI AC Wrld Fr-Ja IX GD                            -14.45
                  MSCI AC Wrld Fr-Ja IX ID                            -15.89
                  MSCI AC WRLD FR-US V DGD                            -15.83
                  MSCI Argentina IX GD                                -18.27
                  MSCI Argentina IX ID                                -22.16
                  MSCI Australia IX GD                                  2.66
                  MSCI Australia IX ID                                 -0.58
                  MSCI Australia IX ND                                  1.68
                  MSCI Austria IX GD                                   -5.05
                  MSCI Austria IX ID                                   -7.44
                  MSCI Austria IX ND                                   -5.65
                  MSCI Belgium IX GD                                  -10.17
                  MSCI Belgium IX ID                                  -13.03
                  MSCI Belgium IX ND                                  -10.89
                  MSCI BRAZIL FREE IX GD                              -16.99
                  MSCI BRAZIL FREE IX ID                              -21.77
                  MSCI Canada IX GD                                   -20.10
                  MSCI Canada IX ID                                   -21.41
                  MSCI Canada IX ND                                   -20.43
                  MSCI Chile IX GD                                     -2.83
                  MSCI Chile IX ID                                     -5.96
                  MSCI China Free IX ID                               -26.04
                  MSCI Colombia IX GD                                  45.77
                  MSCI Colombia IX ID                                  37.07
                  MSCI Czech Rep IX GD                                 -2.01
                  MSCI Czech Rep IX ID                                 -4.15
                  MSCI Denmark IX GD                                  -14.39
                  MSCI Denmark IX ID                                  -15.94
                  MSCI Denmark IX ND                                  -14.81
                  MSCI EAFE - JAPAN IX ND                             -19.14
                  MSCI EAFE - UK IX GD                                -23.20
                  MSCI EAFE - UK IX ID                                -24.44
                  MSCI EAFE - UK IX ND                                -23.50
                  MSCI EAFE + Canada IX GD                            -21.16
                  MSCI EAFE + Canada IX ID                            -22.56
                  MSCI EAFE + Canada IX ND                            -21.40
                  MSCI EAFE + EMF IX GD                               -19.47
                  MSCI EAFE + EMF IX ID                               -20.96
                  MSCI EAFE Fr IX ID                                  -22.61
                  MSCI EAFE GDP Wt IX GD                              -21.93
                  MSCI EAFE GDP Wt IX ID                              -23.26
                  MSCI EAFE GDP Wt IX ND                              -22.20
                  MSCI EAFE GROWTH IX GD                              -24.41
                  MSCI EAFE GROWTH IX ID                              -25.52
                  MSCI EAFE IX GD                                     -21.21
                  MSCI EAFE IX ID                                     -22.61

                  MSCI EAFE IX ND                                     -21.44
                  MSCI EAFE VALUE IX GD                               -18.22
                  MSCI EAFE VALUE IX ID                               -19.91
                  MSCI EASEA IX GD                                    -18.86
                  MSCI EASEA IX ID                                    -20.54
                  MSCI EASEA IX ND                                    -19.14
                  MSCI Em Eur/Mid East GD                             -16.06
                  MSCI Em Eur/Mid East ID                             -17.65
                  MSCI Em Europe IX GD                                 -8.79
                  MSCI Em Europe IX ID                                -10.49
                  MSCI EMF Asia IX GD                                   6.19
                  MSCI EMF Asia IX ID                                   4.24
                  MSCI EMF Far East IX GD                              11.35
                  MSCI EMF Far East IX ID                               9.45
                  MSCI EMF IX GD                                       -2.37
                  MSCI EMF IX ID                                       -4.91
                  MSCI EMF Latin Am IX GD                              -0.39
                  MSCI EMF Latin Am IX ID                              -4.31
                  MSCI EURO UNION GR IX GD                            -24.64
                  MSCI Europe - UK IX GD                              -22.00
                  MSCI Europe - UK IX ID                              -23.41
                  MSCI Europe - UK IX ND                              -22.37
                  MSCI Europe GDP Wt IX ID                            -21.23
                  MSCI Europe IX GD                                   -19.64
                  MSCI Europe IX ID                                   -20.73
                  MSCI Europe IX ND                                   -19.90
                  MSCI European Union GD                              -19.62
                  MSCI European Union ID                              -21.29
                  MSCI EUROPEAN VL IX GD                              -15.42
                  MSCI Far East Free IX ID                            -29.06
                  MSCI Far East IX GD                                 -28.28
                  MSCI Far East IX ID                                 -29.06
                  MSCI Far East IX ND                                 -28.39
                  MSCI Finland IX GD                                  -37.81
                  MSCI Finland IX ID                                  -39.07
                  MSCI Finland IX ND                                  -38.18
                  MSCI France IX GD                                   -22.09
                  MSCI France IX ID                                   -23.18
                  MSCI France IX ND                                   -22.36
                  MSCI Germany IX GD                                  -21.99
                  MSCI Germany IX ID                                  -23.47
                  MSCI Germany IX ND                                  -22.39
                  MSCI Greece IX GD                                   -29.61
                  MSCI Greece IX ID                                   -31.36
                  MSCI Hong Kong IX GD                                -18.61
                  MSCI Hong Kong IX ID                                -21.20
                  MSCI Hongkong IX ND                                 -18.61
                  MSCI Hungary IX GD                                   -9.16
                  MSCI Hungary IX ID                                  -10.46
                  MSCI India IX GD                                    -19.45
                  MSCI India IX ID                                    -21.17
                  MSCI Indonesia FR IX GD                              -8.48
                  MSCI Indonesia FR IX ID                             -10.88
                  MSCI Ireland IX ID                                   -4.13
                  MSCI Israel Dom IX ID                               -17.57

                  MSCI Israel IX ID                                   -32.28
                  MSCI Israel Non Dom Ixid                            -53.81
                  MSCI Italy IX GD                                    -26.10
                  MSCI Italy IX ID                                    -27.90
                  MSCI Italy IX ND                                    -26.59
                  MSCI JAPAN GROWTH IX GD                             -28.83
                  MSCI Japan IX GD                                    -29.28
                  MSCI Japan IX ID                                    -29.89
                  MSCI Japan IX ND                                    -29.40
                  MSCI JAPAN VALUE IX GD                              -30.11
                  MSCI Jordan IX GD                                    34.59
                  MSCI Jordan IX ID                                    29.02
                  MSCI Kokusai IX GD                                  -15.06
                  MSCI Kokusai IX ID                                  -16.46
                  MSCI Kokusai IX ND                                  -15.39
                  MSCI Korea IX GD                                     48.71
                  MSCI Korea IX ID                                     45.97
                  MSCI Luxembourg IX ID                               -46.04
                  MSCI Malaysia Free Ix GD                              4.56
                  MSCI Malaysia Free IX ID                              2.26
                  MSCI Mexico Free IX GD                               18.55
                  MSCI Mexico Free IX ID                               15.93
                  MSCI N American G IX ID                             -15.47
                  MSCI N American Vl IX ID                            -12.89
                  MSCI Netherland IX GD                               -21.62
                  MSCI Netherland IX ID                               -23.53
                  MSCI Netherland IX ND                               -22.10
                  MSCI New Zealand IX GD                                9.50
                  MSCI New Zealand IX ID                                5.63
                  MSCI New Zealand IX ND                                8.42
                  MSCI Nordic IX GD                                   -28.67
                  MSCI Nordic IX ID                                   -30.05
                  MSCI Nordic IX ND                                   -29.07
                  MSCI Norway IX GD                                   -11.69
                  MSCI Norway IX ID                                   -13.79
                  MSCI Norway IX ND                                   -12.22
                  MSCI Nth Amer IX GD                                 -12.40
                  MSCI Nth Amer IX ID                                 -13.60
                  MSCI Nth Amer IX ND                                 -12.75
                  MSCI Pac - Japan IX GD                               -9.43
                  MSCI Pac - Japan IX ID                              -12.16
                  MSCI Pac - Japan IX ND                               -9.88
                  MSCI PAC FREE GR IX GD                              -25.27
                  MSCI PAC FREE VL IX GD                              -25.42
                  MSCI PAC FR-JPN GR IX GD                            -11.64
                  MSCI PAC FR-JPN VL IX GD                             -7.43
                  MSCI Pacific Free IX ID                             -26.21
                  MSCI Pacific Fr-Jpn ID                              -12.16
                  MSCI Pacific IX GD                                  -25.22
                  MSCI Pacific IX ID                                  -26.21
                  MSCI Pacific IX ND                                  -25.40
                  MSCI Pakistan IX GD                                 -23.32
                  MSCI Pakistan IX ID                                 -34.61
                  MSCI Peru IX GD                                      19.92
                  MSCI Peru IX ID                                      15.27

                  MSCI Philippines FR DG                              -19.29
                  MSCI Philippines FR GD                              -19.70
                  MSCI Portugal IX GD                                 -21.60
                  MSCI Portugal IX ID                                 -23.01
                  MSCI Russia IX GD                                    55.85
                  MSCI Russia IX ID                                    53.17
                  MSCI Singapore Fr IX GD                             -23.42
                  MSCI Singapore Fr IX ID                             -25.02
                  MSCI South Africa IX GD                             -17.21
                  MSCI South Africa IX ID                             -20.27
                  MSCI Spain IX GD                                    -11.01
                  MSCI Spain IX ID                                    -12.78
                  MSCI Spain IX ND                                    -11.36
                  MSCI Sri Lanka IX GD                                 44.27
                  MSCI Sri Lanka IX ID                                 36.08
                  MSCI Sweden IX GD                                   -26.76
                  MSCI Sweden IX ID                                   -28.15
                  MSCI Sweden IX ND                                   -27.18
                  MSCI Swtzrlnd IX GD                                 -21.08
                  MSCI Swtzrlnd IX ID                                 -21.94
                  MSCI Swtzrlnd IX ND                                 -21.38
                  MSCI Taiwan IX GD                                    10.47
                  MSCI Taiwan IX ID                                     8.77
                  MSCI Thailand Free IX GD                              5.25
                  MSCI Thailand Free IX ID                              2.90
                  MSCI Turkey IX GD                                   -32.66
                  MSCI Turkey IX ID                                   -33.73
                  MSCI UK IX GD                                       -14.05
                  MSCI UK IX ID                                       -16.07
                  MSCI UK IX ND                                       -14.05
                  MSCI USA IX GD                                      -12.03
                  MSCI USA IX ID                                      -13.23
                  MSCI USA IX ND                                      -12.39
                  MSCI Venezuela IX GD                                 -6.62
                  MSCI Venezuela IX ID                                -10.04
                  MSCI World - UK IX GD                               -16.80
                  MSCI World - UK IX ID                               -18.03
                  MSCI World - UK IX ND                               -17.14
                  MSCI World - USA IX GD                              -21.16
                  MSCI World - USA IX ID                              -22.56
                  MSCI World - USA IX ND                              -21.40
                  MSCI World Free IX ND                               -16.82
                  MSCI World GDP Wt IX ID                             -19.15
                  MSCI WORLD GROWTH IX ID                             -20.14
                  MSCI World IX Free ID                               -17.83
                  MSCI World IX GD                                    -16.52
                  MSCI World IX ID                                    -17.83
                  MSCI World IX ND                                    -16.82
                  MSCI WORLD IX SC DGD IX                               1.23
                  MSCI WORLD IX VALUE                                 -14.54
                  MSCI WORLD VALUE IX ID                              -16.16
                  MSCI WORLD-USA GR IX GD                             -25.16
                  MSCI World-USA VL IX GD                             -17.47
                  MSCI Wrld - Austrl IX GD                            -16.76
                  MSCI Wrld - Austrl IX ID                            -18.05

                  MSCI Wrld - Austrl IX ND                            -17.06
                  MSCI WRLD EX USA SC GD                              -10.23
                  MSCI WRLD EX USA SC ID                              -12.35
                  MSCI WRLD EX USA SC ND                              -10.63
                  MSCI WRLD FINANCIALS GD                             -16.50
                  MSCI WRLD FINANCIALS ID                             -18.26
                  MSCI WRLD FREE GR DGD IX                            -19.17
                  MSCI WRLD HEALTHCARE GD                             -12.98
                  MSCI WRLD HEALTHCARE ID                             -14.00
                  MSCI WRLD INFO TECH GD                              -29.50
                  MSCI WRLD INFO TECH ID                              -29.74
                  MSCI WRLD TECH HDWR GD                              -36.22
                  MSCI WRLD TECH HDWR ID                              -36.49
                  MSCI WRLD TELECOM GD                                -23.22
                  MSCI WRLD TELECOM ID                                -26.41
                  NASDAQ 100 IX P                                     -32.65
                  NASDAQ Bank IX P                                     10.08
                  NASDAQ Composite IX P                               -21.05
                  NASDAQ Industrial IX P                               -6.33
                  NASDAQ Insurance IX P                                 7.10
                  NASDAQ Natl Mkt Cmp IX                              -21.26
                  NASDAQ Natl Mkt Ind IX                               -6.65
                  NASDAQ Transport IX P                                10.73
                  Nikkei 225 Avg:Yen P                                -23.52
                  NYSE Composite P                                    -10.21
                  NYSE Finance IX P                                    -8.23
                  NYSE Industrials IX P                                -8.41
                  NYSE Transportation IX                               -5.18
                  NYSE Utilities IX P                                 -25.13
                  Philippines Composite IX                            -21.84
                  PSE Technology IX P                                 -15.59
                  Russell 1000 Grow Ix                                -20.91
                  Russell 1000 Grow IX Tr                             -20.42
                  Russell 1000 IX P                                   -13.61
                  Russell 1000 IX Tr                                  -12.45
                  Russell 1000 Value Ix                                -7.41
                  Russell 1000 Value IX Tr                             -5.59
                  Russell 2000 Grow Ix                                 -9.55
                  Russell 2000 Grow IX Tr                              -9.23
                  Russell 2000 IX P                                     1.02
                  Russell 2000 IX Tr                                    2.49
                  Russell 2000 Value Ix                                11.37
                  Russell 2000 Value IX Tr                             14.02
                  RUSSELL 2500 GROW IX P                              -11.11
                  RUSSELL 2500 GROW IX TR                             -10.83
                  RUSSELL 2500 IX P                                    -0.26
                  RUSSELL 2500 IX TR                                    1.22
                  RUSSELL 2500 VALUE IX P                               7.37
                  RUSSELL 2500 VALUE IX TR                              9.74
                  RUSSELL 3000 GROW IX P                              -20.10
                  RUSSELL 3000 GROW IX TR                             -19.63
                  Russell 3000 IX P                                   -12.63
                  Russell 3000 IX Tr                                  -11.46
                  RUSSELL 3000 VALUE IX P                              -6.20
                  RUSSELL 3000 VALUE IX TR                             -4.33

                  RUSSELL MDCP VALUE IX P                               0.21
                  RUSSELL MDCP VALUE IX TR                              2.33
                  Russell Midcap G IX TR                              -20.15
                  RUSSELL MIDCAP GR IX P                              -20.34
                  RUSSELL MIDCAP IX P                                  -7.00
                  RUSSELL MIDCAP IX TR                                 -5.62
                  RUSSELL SMCP CMPT GRO P                             -25.19
                  RUSSELL SMCP CMPT GRO TR                            -25.02
                  RUSSELL SMCP CMPT IX P                              -11.79
                  RUSSELL SMCP CMPT IX TR                             -10.70
                  RUSSELL SMCP CMPT VAL IX                              5.18
                  RUSSELL SMCP CMPT VAL P                               3.01
                  RUSSELL TOP 200 GRO IX P                            -21.03
                  RUSSELL TOP 200 GROW  IX                            -20.48
                  RUSSELL TOP 200 IX P                                -15.66
                  RUSSELL TOP 200 IX TR                               -14.57
                  RUSSELL TOP 200 VAL IX P                            -10.49
                  RUSSELL TOP 200 VALUE IX                             -8.79
                  S & P 100 Index TR                                  -14.88
                  S & P 500 Daily Reinv                               -11.87
                  S & P 500 Index P                                   -13.04
                  S & P 500 Mnthly Reinv                              -11.88
                  S & P 500/BARRA G IX TR                             -12.73
                  S & P 500/BARRA V IX TR                             -11.71
                  S & P 600 Index P                                     5.73
                  S & P 600 Index Tr                                    6.51
                  S & P Financial IX P                                -10.31
                  S & P Financial IX Tr                                -8.79
                  S & P Industrial IX Tr                              -11.67
                  S & P Industrials P                                 -12.74
                  S & P MC 400/BARRA G TR                              -7.97
                  S & P MC 400/BARRA V TR                               7.14
                  S & P Midcap 400 IX P                                -1.63
                  S & P Midcap 400 IX Tr                               -0.62
                  S & P SC 600/BARRA G TR                              -1.18
                  S & P SC 600/BARRA V TR                              13.10
                  S & P Transport Index P                              -1.16
                  S & P Transport IX Tr                                -0.24
                  S & P Utility Index P                               -32.52
                  S & P Utility Index Tr                              -30.43
                  SB Cr-Hdg Nn-US Wd IX Tr                              6.12
                  SB Cr-Hdg Wd Gv Bd IX Tr                              6.27
                  SB Non-US Wd Gv Bd IX Tr                             -3.54
                  SB Wd Gv Bd:Austrl IX Tr                             -4.17
                  SB Wd Gv Bd:Germny IX Tr                             -0.05
                  SB Wd Gv Bd:Japan IX Tr                              -9.95
                  SB Wd Gv Bd:UK IX Tr                                  0.43
                  SB Wd Gv Bd:US IX Tr                                  6.73
                  SB World Govt Bond IX Tr                             -0.99
                  Straits Times Index                                 -15.74
                  SWISS PERF:SFR IX TR                                -22.03
                  TAIWAN SE:T$ IX P                                    18.18
                  T-Bill 1 Year Index Tr                                3.29
                  T-Bill 3 Month Index Tr                               3.43
                  T-Bill 6 Month Index Tr                               3.37

                  Thailand Set Index                                   12.88
                  TOKYO 2ND SCT:YEN IX P                              -12.06
                  TOKYO SE(TOPIX):YEN IX P                            -19.59
                  TORONTO 300:C$ IX P                                 -13.94
                  TORONTO SE 35:C$ IX P                                -6.26
                  Value Line Cmp IX-Arth                               10.88
                  Value Line Cmp IX-Geom                               -6.08
                  Value Line Industrl IX                               -6.06
                  Value Line Railroad IX                               32.45
                  Value Line Utilties IX                              -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

                  Real Estate Investment Trust Index                   13.93

SALOMON SMITH BARNEY:

                  SSB World Ex U.S. Cap Range $2-$10 Billion          -15.49
                  SSB EMI Global Ex U.S.                              -14.66
                  SSB EMI World Ex U.S.                               -15.70
                  Salomon 30 Year Benchmark                             3.42


Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company.

*in U.S. currency

Part C           OTHER INFORMATION
                 -----------------

Item 23.         Exhibits

                 Liberty California Tax-Exempt Fund (LCATEF) Liberty Connecticut Tax-Exempt Fund (LCTTEF) Liberty Massachusetts Tax-Exempt Fund (LMATEF) Liberty New York Tax-Exempt Fund (LNYTEF) Liberty Ohio Tax-Exempt Fund (LOHTEF)

               (a)(1) Amended Agreement and Declaration of Trust (3)

                 (a)(2) Amendment No. 4 to the Agreement and Declaration of Trust(4)

                 (b)            Amended By-Laws(4)

                 (c)            Form of Specimen of Share Certificate - filed as
                                Exhibit 4 in Part C, Item 24(b) of
                                Post-Effective Amendment No. 45 to the
                                Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

                 (d)(1) Form of Management Agreement between Liberty Funds Trust V and Colonial
                                Management Associates, Inc.(1)

                 (d)(2) Amendment No. 1 to the Management Agreement between Liberty Funds Trust V and
                                Colonial Management Associates, Inc. (3)

                 (d)(3) Management Agreement between Liberty Funds Trust V, with respect to LCATEF, LCTTEF, LMATEF, LNYTEF and LOHTEF, and Colonial Management Associates, Inc.

                 (e)(1) Distribution Agreement between the Registrant and Liberty Funds Distributor,
                                Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of Post-Effective Amendment
                                No. 17 to the Registration Statement on Form
                                N-1A of Liberty Funds Trust VI,
                                (File Nos. 33-45117 & 811-6529), filed with the
                                Commission on or about May 24,
                                1999, and is hereby incorporated by reference and made a part of this Registration Statement

                 (e)(2) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds
                                Distributor, Inc.(5)

                 (e)(3) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds
                                Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of
                                Post-Effective Amendment No. 17 to the
                                Registration Statement on Form N-1A of
                                Liberty Funds Trust VI (File Nos. 33-45117 &
                                811-6529), filed with the Commission
                                on or about May 24, 1999, and is hereby
                                incorporated by reference and made a part of this Registration Statement

                 (e)(4) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc.(5)

                 (e)(5) Form of Selling Agreement with Liberty Funds Distributor, Inc. - filed as Exhibit
                                6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I, (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

                 (e)(6)         Form of Asset Retention Agreement - filed as
                                Exhibit 6(d) in Part C, Item 24(b) of
                                Post-Effective Amendment No. 10 to the
                                Registration Statement on Form N-1A of Liberty Funds Trust VI, (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

                 (f)            Not Applicable

                 (g)(1) Global Custody Agreement with The Chase Manhattan Bank - filed as Exhibit 8. in Part C,
                                Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Liberty Funds Trust VI, (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

                 (g)(2) Amendment No. 13 to Schedule A of Global Custody Agreement with The Chase Manhattan Bank - filed as Exhibit (g)(2) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds
                                Trust I, (File Nos. 2-41251 and 811-2214), filed with the Commission on or about
                                July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

                 (g)(3) Custodian Agreement and Special Foreign Custody Manager Agreement between Registrant and State Street Bank and Trust Company

                 (h)(1) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust, (File Nos. 33-45117 and 811-6529),
                                filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(2) Amendment to Appendix I of Pricing and Bookkeeping Agreement(5)

                 (h)(3) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Liberty Funds Services, Inc. - filed as Exhibit No. 9.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI
                                (formerly Colonial Trust VI), (File Nos.
                                33-45117 and 811-6529), filed with the
                                Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(4) Amendment No. 18 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit
                                (h)(2) in Part C, Item 23 of Post-Effective
                                Amendment No. 62 to the Registration Statement on Form N-1A of Liberty Funds Trust I (formerly Colonial Trust I), (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000, and hereby incorporated by reference and made a part of this Registration Statement

                 (h)(5) Amendment No. 24 to Appendix I of the Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended(5)

                 (h)(6) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C,
                                Item 23 of Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(7) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(8) Second Amendment dated January 26, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Liberty Funds Trust I (Files Nos. 2-41251 and 811-2214), filed with the Commission on or about February 27, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(9) Third Amendment dated May 14, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(10) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(10) Fourth Amendment dated June 1, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(11) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about August 31, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

                 (h)(11) Fifth Amendment dated May 13, 2002 to the Amended and Restated Credit Agreement with Bank of America, N.A

                 (i)(1) Opinion and Consent of Counsel, (with respect to Liberty California Tax-Exempt Fund, Liberty Connecticut Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund, Liberty New York Tax-Exempt Fund, Liberty Ohio Tax-Exempt Fund)

                 (j)(1) Consent of Independent Accountants (PricewaterhouseCoopers LLP)

                 (j)(2)         Consent of Independent Auditors
                                (Ernst & Young LLP)

                 (k)            Not Applicable

                 (l)            Not Applicable

                 (m)            Rule 12b-1 Distribution Plan - filed as Exhibit
                                (m) in Part C, Item 23 of Post-Effective
                                Amendment No. 117 to the Registration Statement on Form N-1A of Liberty Funds Trust III, (File Nos. 2-15184 & 811-881), filed with the
                                Commission on or about December 22, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

                 (n)            Not Applicable

                 (o) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (formerly Colonial Trust I), (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

                 (p)(1)         Code of Ethics of Liberty Financial Companies,
                                Inc.(6)

                   Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville
                   (6)


                 (1) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration
                                Statement filed on or about June 5, 1992.
                 (2) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                                Statement filed on or about May 20, 1996.
                 (3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration
                                Statement filed on or about May 23, 1997.
                 (4) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration
                                Statement filed on or about May 28, 1999.
                 (5) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration
                                Statement filed on or about November 15, 2000.

                 (6) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on or about January 24, 2001.

Item 24.          Persons Controlled by or Under Common Control with Registrant

                  None

Item 25.          Indemnification

                  See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit 1 (c) hereto.

                  The Registrant's advisor, Colonial Management Associates, Inc., has an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability insurance policy. The policy provides indemnification to the Registrant's trustees and officers.


Item 26.          Business and Other Connections of Investment Adviser

                  The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):

Registrant's investment advisor, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment
Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 2001, CASI had 7 institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $2.1 billion. As of the end of the fiscal year, December 31, 2001, Colonial was the investment advisor to 37 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $14.1 billion. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 2/15/02.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------

Banks, Keith T.                   President, Director           Colonial Advisory Services, Inc.          Director
                                                                Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Liberty Funds Trust I through VII         President
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   President, Director
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          President, Director
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty Floating Rate Fund                President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors                 CIO, Director
                                                                Columbia Management Company               Director
                                                                Columbia Funds Management Company         Director
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          Director
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           CIO, Director
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Crabbe Huson Group, Inc.                  Director

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Boatman, Bonny E.                  Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Cantor, Daniel K.                  Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Condon, Brian                      V.P.                         Liberty Funds Group LLC                   V.P.

Cronk, Kevin                       V.P.                         Liberty Funds Group LLC                   V.P.

Daniszewski, Joseph J.             V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

DiSilva-Begley, Linda              Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Compliance Officer
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Chief Compliance Officer

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   V.P.

Gustafson, Erik P.                 Senior, V.P.                 Stein Roe & Farnham Incorporated          Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Hounsell, Clare F.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Iudice, Philip J., Jr.             V.P., Controller, Asst.      Liberty Funds Group LLC                   Controller, CAO, Asst.
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          Controller, Asst. Treas.
                                                                AlphaTrade Inc.                           CFO, Treasurer
                                                                Liberty Funds Services, Inc.              Asst. Treasurer
                                                                Stein Roe & Farnham Incorporated          Asst. Treasurer

Jensen, Rodney                     V.P.                         Liberty Funds Group LLC                   V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Kinzel, Jeffrey                    Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Loewenberg, Jean S.                Clerk                        Liberty Funds Trust I through VII         Secretary
                                   Counsel, IPC Mbr.            Colonial High Income Municipal Trust      Secretary
                                                                Colonial InterMarket Income Trust I       Secretary
                                                                Colonial Intermediate High Income Fund    Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Secretary
                                                                Liberty-Stein Roe Funds Trust             Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Secretary
                                                                Liberty-Stein Roe Advisor Trust           Secretary
                                                                SR&F Base Trust                           Secretary
                                                                SteinRoe Variable Investment Trust        Secretary
                                                                Liberty Floating Rate Fund                Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Secretary
                                                                Colonial Advisory Services, Inc.          Clerk
                                                                Liberty Funds Services, Inc.              Clerk
                                                                Liberty Funds Group LLC                   Secretary
                                                                Liberty Funds Distributor, Inc.           Clerk
                                                                AlphaTrade Inc.                           Clerk
                                                                Stein Roe & Farnham Incorporated          Secretary
                                                                Financial Centre Insurance Agency, Inc.   Clerk
                                                                Fleet Investment Advisors                 Clerk
                                                                Liberty Asset Management Company          Clerk
                                                                WAM Acquisition G.P., Inc.                Secretary
                                                                Liberty Advisory Services, Inc.           Clerk
                                                                Progress Investment Management Company    Secretary
                                                                Newport Pacific Management, Inc.          Secretary
                                                                Newport Fund Management, Inc.             Secretary
                                                                Crabbe Huson Group, Inc.                  Clerk
                                                                Liberty Newport Holdings, Ltd.            Secretary

Murray, Thomas                     V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David P.                  Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P., COO        Colonial Advisory Services, Inc.          COO, Director
                                                                Colonial High Income Municipal Trust      Trustee
                                                                Colonial InterMarket Income Trust I       Trustee
                                                                Colonial Intermediate High Income Fund    Trustee
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee
                                                                Colonial Municipal Income Trust           Trustee
                                                                Liberty Funds Trust I through VII         Trustee
                                                                Liberty Funds Services, Inc.              President, Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           COO, Director
                                                                AlphaTrade Inc.                           COO, Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., COO,
                                                                                                          Director
                                                                Liberty Variable Investment Trust         Trustee
                                                                Colonial Insured Municipal Fund           Trustee
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee
                                                                Colonial New York Insured Municipal Fund  Trustee
                                                                Liberty Floating Rate Advantage Fund      Trustee
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee
                                                                Liberty-Stein Roe Funds Income Trust      Trustee
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee
                                                                Liberty-Stein Roe Funds Trust             Trustee
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee
                                                                Liberty-Stein Roe Advisor Trust           Trustee
                                                                SR&F Base Trust                           Trustee
                                                                SteinRoe Variable Investment Trust        Trustee
                                                                Liberty Floating Rate Fund                Trustee
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Manager
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors                 COO, Director
                                                                Columbia Management Company               Director
                                                                Columbia Funds Management Company         Director
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          COO, Director
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           COO, Director
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Crabbe Huson Group, Inc.                  Director

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Acorn Trust                       Asst. Secretary
                                                                Wanger Advisors Trust                     Asst. Secretary

Pitten, Leonard                    V.P.                         Liberty Funds Group LLC                   V.P.

Reddin, Lee                        V.P.                         Liberty Funds Group LLC                   V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Roberts, Charles                   Senior V.P.                  Newport Pacific Management, Inc.          Managing Dir.
                                                                Newport Fund Management, Inc.             Managing Dir.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.

Rzepczynski, June                  V.P.                         Liberty Funds Group LLC                   V.P.

Salerno, Joseph                    V.P.                         Liberty Funds Group LLC                   V.P.

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Smith, Craig                       V.P.                         Liberty Funds Group LLC                   V.P.

Snee, Deborah F.                   V.P.                         Newport Pacific Management, Inc.          V.P.
                                                                Newport Fund Management, Inc.             V.P.

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

White, John                        V.P.                         Liberty Funds Group LLC                   V.P.


------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.





Item 27.        Principal Underwriter

      (a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty Variable Investment Trust, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Louis E.       V.P.                  None

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              President

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Downey, Christopher    V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jackson, Lyman         V.P.                  None

Jarstfer, Marlys       V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Lewis, Blair           V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     Chairman of the Board

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Smith, Darren          V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Torrisi, Susan         V.P.                  None

Tufts, Peter           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         Sr. V.P.              None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.




Item 28.          Location of Accounts and Records

                  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodian, The Chase Manhattan Bank. The address for each person except the Registrant's custodian is One Financial Center, Boston, MA 02111. The address for the custodian is 270 Park Avenue, New York, NY 10017-2070.

Item 29.          Management Services

                  See Item 5 as discussed in Part A and Item 16 as discussed in Part B.

Item 30.          Undertakings

                  (1) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Fund, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 1% of the outstanding shares of the Fund, regardless of the net asset value of shares held by such requesting shareholders.
                  (3) The Registrant hereby undertakes to furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required by Item 5A of Form N-1A.

                                  ************

                                     NOTICE



         A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust V (Trust) is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this amendment to the Trust's Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement under the Securities Act of 1933 and Amendment No. 33 under the Investment Company Act of 1940, to be signed in this City of Boston and The Commonwealth of Massachusetts on this 29th day of May, 2002.

                                           LIBERTY FUNDS TRUST V



                                           By: /s/ KEITH T. BANKS
                                              ----------------------------------
                                                   Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                      TITLE                              DATE
----------                      -----                              ----



KEITH T. BANKS                  President (chief                   May 29, 2002
--------------
Keith T. Banks                  executive officer)





J. KEVIN CONNAUGHTON            Chief Financial Officer            May 29, 2002
--------------------
J. Kevin Connaughton            (principal financial)





VICKI L. BENJAMIN               Chief Accounting Officer           May 29, 2002
-----------------
Vicki L. Benjamin               (principal accounting officer)

DOUGLAS A. HACKER*              Trustee
------------------
Douglas A. Hacker


JANET LANGFORD KELLY*
Janet Langford Kelly            Trustee


RICHARD W. LOWRY*
-----------------
Richard W. Lowry                Trustee

                                                         *ROBERT R. LEVEILLE
SALVATORE MACERA*               Trustee                   Robert R. Leveille
-----------------
Salvatore Macera                                          Attorney-in-fact
                                                          For each Trustee
                                                          May 29, 2002
WILLIAM E. MAYER*               Trustee
-----------------
William E. Mayer


DR. CHARLES R. NELSON*          Trustee
----------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*              Trustee
------------------
John J. Neuhauser


THOMAS E. STITZEL*              Trustee
------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*             Trustee
-------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*              Trustee
------------------
Anne-Lee Verville

                                  EXHIBIT INDEX


(d)(3)      Management Agreement between Liberty Funds Trust
            V, with respect to LCATEF, LCTTEF, LMATEF,
            LNYTEF and LOHTEF and Colonial Management
            Associates, Inc.

(h)(11)     Fifth Amendment dated May 13, 2002 to the Amended and
            Restated Credit Agreement with Bank of America, N.A.

(j)(1)      Consent of Independent Accountants (PricewaterhouseCoopers LLP)

(j)(2)      Consent of Independent Auditors (Ernst & Young LLP)